UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513 )

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: June 30, 2007

Date of reporting period: July 1, 2006— December 31, 2006

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam International Growth and Income Fund

12|31|06

*Semiannual Report*

PUTNAM INVESTMENTS

U.S. POSTAGE
3¢
4¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
International Growth
and Income Fund

12| 31| 06
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	15
Portfolio turnover	17
Risk	18
Your fund’s management	19
Terms and definitions	22
Trustee approval of management contract	24
Other information for shareholders	29
Financial statements	30
Brokerage commissions	51

Cover photograph: © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

Although the global economy continues to move forward, it has become apparent over the past few months that certain sectors of the U.S. economy may have slowed somewhat. We consequently consider slower job growth and perhaps a rise in the unemployment rate as possible developments for 2007. On the other hand, since the Federal Reserve (the Fed) stopped raising interest rates, stock prices have moved higher, bond yields have remained relatively low, and the weaker dollar appears to be making U.S. exports more competitive. With the benefit of this financial cushion, we believe 2007 may hold the potential for a renewed economic expansion.

As you may have heard, Putnam has announced that it will be acquired by a subsidiary of Power Financial Corporation, one of Canada’s largest financial services firms. The transaction is expected to close by the middle of the year. Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and recommend approval of the transaction by Putnam’s fund shareholders. Proxy statements soliciting your approval of new management contracts for the funds will be mailed in the coming weeks. We believe the transaction is good for investors because it will provide for stability and continuity in Putnam’s investment approach and in the management team’s focus on performance. We will also continue in our role of overseeing the Putnam funds on your behalf.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the

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Boston Options Exchange and currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended December 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam International Growth and Income Fund:
a value approach to international investing

As a shareholder of Putnam International Growth and Income Fund, you are positioning some of your money in companies outside the United States that Putnam Management believes will benefit from positive changes. While investors should remember that international investing involves economic, political, and currency risks, the fund lets you take advantage of the capital appreciation potential of international companies that are changing to compete in a dynamic global economy.

The fund follows a value strategy to identify undervalued large and midsize international companies considered likely to benefit from positive business changes that can enhance shareholder value. Several Putnam investment teams have pursued this strategy with U.S. stocks, looking for those that offer a combination of “cheapness and change.”

International markets provide a vibrant setting for two types of corporate change —industry deregulation and the privatization of state-owned enterprises. Deregulation gives many large companies greater growth potential, while privatization may allow investors to become shareholders in companies formerly owned by a government.

Other examples of change include corporate restructurings to cut costs and shed unproductive units, which have been particularly prominent developments in companies in Europe and Japan. Mergers and acquisitions can also help increase shareholder value. To identify and analyze these opportunities, the fund’s management team relies on Putnam’s proprietary research. This research is generated by Putnam analysts based in Boston, as well as in London and Tokyo for better access to information about international markets and companies. Also, Putnam’s value approach includes a disciplined process for selling stocks that the management team believes are fully valued in an effort to reduce the risk of owning overpriced securities.

Putnam International Growth and Income Fund combines the potential benefits of international investing with Putnam’s value strategy. Since 1996, the fund has pursued the capital appreciation potential of undervalued companies in international markets that have undertaken positive changes to compete in the global economy.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

A rising equity culture
fuels the growth of
international markets.

Many analysts believe that as equity markets expand an “equity culture” forms. In an equity culture, people accept the risk of owning stocks in exchange for the opportunity to earn long-term financial rewards. Signs of a flourishing equity culture include the creation of new markets and investor-friendly regulations.

New markets for equity investing were established as communist economies transitioned to capitalism. In 1989, Slovenia established a stock exchange, followed by Hungary, China, and more than five other nations by 1992.

Investor-friendly regulations help to give investors a sound legal footing. Examples include South Korea’s measures requiring companies to respect minority-shareholder rights, grant real power to independent directors, and open up to foreign ownership.

Market integration and corporate strategies focused
on shareholder value have enhanced value investment
opportunities since the fund launched in 1996.

Putnam International Growth and Income Fund invests primarily in stocks of mid- and large-cap foreign companies that the management team believes are undervalued. It seeks capital growth, with current income as a secondary objective. It may be appropriate for investors seeking exposure to international equities.

Highlights

• For the six months ended December 31, 2006, Putnam International Growth and Income Fund’s class A shares returned 15.97% without sales charges.

• Over the same period, the fund’s equity benchmark, the S&P/Citigroup World Ex-U.S. Value Primary Market Index, returned 15.70% .

• The average return for the fund’s Lipper category, International Large-Cap Value Funds, was 14.98% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 12/31/06

Since the fund’s inception (8/1/96), average annual return is 11.28% at NAV and 10.70% at POP.

	Average annual return		Cumulative return

	NAV	POP	NAV	POP

10 years	10.85%	10.26%	180.11%	165.47%

5 years	15.89	14.64	109.05	98.00

3 years	20.93	18.77	76.84	67.53

1 year	27.52	20.79	27.52	20.79

6 months	—	—	15.97	9.89

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period, this fund limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply.

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Report from the fund managers

The period in review

International stock markets continued to outperform domestic stock markets during the first half of your fund’s 2007 fiscal year. Your fund participated in those gains and generated solid returns. Based on results at net asset value (NAV, or without sales charges), the fund was in line with its equity benchmark and outpaced the average return for its Lipper peer group. One key factor in this competitive performance was our decision to weight the portfolio more heavily than the benchmark index in both the energy and metals and mining sectors. Strong gains from several energy stocks in the portfolio proved more than sufficient to offset a general decline in the energy sector during the period. Within the metals and mining sector, our emphasis on steel companies further boosted returns. In fact, of the portfolio’s 25 top-performing stocks for the period, three were steel stocks. However, returns were dampened somewhat by the fund’s exposure to Japanese retail stocks, which did not perform as well as we had expected during the period.

Market overview

Many European companies have been strengthened by a wave of corporate restructuring that has cut costs, boosted earnings growth, and improved operational management. During the period, Europe’s economy continued to grow more rapidly than the U.S. and developed Asian economies. In an attempt to control that growth and to constrain inflation, the European Central Bank continued its restrictive monetary policy by raising short-term interest rates several times. In the United States, the Fed has left the federal funds rate unchanged at 5.25% since its August 2006 meeting as it continues to weigh the opposing risks of inflation and economic deceleration.

A key concern for international investors in 2006 was whether a slowdown in the U.S. economy would be likely to affect other economies. However, evidence now suggests that explosive growth in both China and India has made these economies more self-supporting. Increased stability in Asia appears to be

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changing the balance of global economic growth and power. We believe opportunities abound for international companies and markets that can find ways to capitalize on this shift.

As a result of strong markets and relatively low interest rates during the period, liquidity was high and the cost of capital relatively low. This led to a large increase in merger-and-acquisition (M&A) activity. Several state-owned enterprises in Europe were spun off to shareholders, and worldwide, a robust influx of private equity drove numerous M&A transactions.

Strategy overview

In general, your fund’s portfolio includes what we consider the most compelling value opportunities across international markets. Our approach continues to be very much a bottom-up strategy. In other words, we place primary importance on the fundamentals of individual stocks, within the broader context of regions and sectors. In addition, we take what is sometimes referred to as a pro-cyclical approach, since we seek to capitalize on the natural business and economic cycles of international markets.

During the period, we sought to hedge the fund’s overweight exposure to energy stocks, which had produced strong gains. In addition to taking some profits and trimming certain positions, we also built up positions in airline stocks, which we believed would benefit

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 12/31/06.

Equities
S&P/Citigroup World Ex-U.S. Value Primary Market Index
(international value stocks of large companies)	15.70%

S&P 500 Index (broad stock market)	12.74%

Russell 1000 Value Index (large-company value stocks)	14.72%

Russell Midcap Growth Index (midsize-company growth stocks)	7.90%

Bonds
Lehman Government Bond Index (U.S. Treasury and agency securities)	4.41%

JPMorgan Global High Yield Index (global high-yield corporate bonds)	8.12%

Lehman Credit Index (corporate bonds)	5.91%

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from falling energy prices. This strategy proved effective when oil prices plunged, which had a positive impact on airline companies’ profits.

Another strategy that proved effective during the period was a change we made in the composition of the fund’s holdings within the metals and mining sector. Over the past few years, we have shifted our primary focus in this sector from diversified mining companies to base metal companies. Most recently, we emphasized steel companies. Steel prices had been lagging significantly at a time when prices for most commodities took off. We believed that the forces of supply and demand would restore balance in the price of steel. This strategy worked well, and steel stocks were among the fund’s top contributors during the period.

A strategy that was less helpful for this period was our emphasis on Japanese retail stocks. We viewed many of Japan’s retail-related stocks as undervalued, and we built an overweight position relative to the benchmark. However, we had anticipated more robust spending on the part of Japanese consumers. Instead, Japan’s markets were weaker than we expected during the period. Japan’s recent inclement weather is thought to have caused a sharp drop in consumer spending and potential pent-up demand so we view this development as a short-term phenomenon. Nevertheless, the fund’s exposure to Japanese equities was

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

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positive overall, because several individual stocks contributed strong returns.

Your fund’s holdings

Among the top contributors to the fund’s results during the period was Suzuki Motors, the number one small-car manufacturer in Japan. High energy prices tend to boost the sales of fuel-efficient cars. Thus, the Suzuki position is a hedge against the fund’s energy exposure. More importantly, Suzuki is currently manufacturing cars for export to India, where company management believes it will find the greatest potential for sales in the future. Consequently, the Suzuki position also gives the fund indirect exposure to India’s burgeoning economy. It is one of the largest positions in the portfolio and also one of the fund’s largest overweight positions relative to the benchmark index. As the stock price rose, we trimmed the position somewhat to realize gains.

We established a position in China Petroleum, China’s largest oil refiner, midway through the calendar year when, in our view, its stock had become undervalued. China’s oil refineries have a distinct disadvantage in the global markets because the Chinese government imposes a ceiling on the retail price of oil. So, although the company must buy oil at global market prices, which had been very high, it was required to sell at artificially low prices. Consequently, poor financial results caused the company’s stock price to

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 12/31/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Country	Industry
BP PLC (3.3%)	United Kingdom	Oil and gas

Banco Santander Central Hispano SA (3.0%)	Spain	Banking

Royal Bank of Scotland Group PLC (2.9%)	United Kingdom	Banking

Credit Suisse Group (2.7%)	Switzerland	Investment banking/brokerage

Barclays PLC (2.3%)	United Kingdom	Banking

ING Groep NV (2.1%)	Netherlands	Insurance

Allianz SE (2.1%)	Germany	Insurance

Deutsche Bank AG (2.0%)	Germany	Investment banking/brokerage

Societe Generale (1.9%)	France	Banking

HSBC Holdings PLC (1.8%)	United Kingdom	Banking

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plummet. However, we noted that in 2005, the Chinese government had given China Petroleum a subsidy to compensate for the losses incurred due to governmental pricing policy. During the 2006 calendar year, the government increased its retail market cap on oil prices three times. Meanwhile, the price of oil in the global marketplace fell in the second half of 2006. China Petroleum became able to buy oil more cheaply and also to sell it at a more reasonable price. The company’s stock price not only recovered, but moved in the opposite direction of other oil stocks. We saw it as a way to hedge against falling oil prices, and this proved to be the case.

Stocks in the airline sector had been underperforming for a number of reasons, including investor concerns about waning airline traffic and high fuel costs. Our research suggested that the risks to the industry were somewhat overblown. Fuel surcharges were being passed through to customers, and ticket prices were fairly stable in the absence of increased capacity. In addition, Europe’s economy was very strong and the airline sector had a fair amount of merger-and-acquisition activity, which helped boost stock prices. Airline stocks presented yet another way to hedge our energy exposure, because we expected them to benefit from falling oil prices. Among the portfolio’s airline stocks, British Airways was a top performer.

In any given period, it is likely that some holdings will not perform in line with our expectations. Japan-based Daito Trust Construction, which had recently been a key contributor to returns, disappointed us during the period. The company provides construction, building maintenance, and real estate services to landowners in Japan. Its sales patterns became disrupted following implementation of a change in the compensation structure for the sales and marketing force. Orders declined and the company lost market share to competitors. We have become less confident in management’s ability to successfully execute its new strategy and have sold some shares to reduce portfolio risk. However, the stock still appears attractively priced, with the potential to benefit should Japan’s housing market improve, so we are maintaining a position.

Onward Kashiyama, a popular clothing retailer in Japan, also did not meet our expectations for performance, largely because of continued weakness in consumer spending, in our view. We expect an improvement when spending picks up, and are maintaining the fund’s position.

Additionally, shares of Adidas, the German athletic footwear and apparel company, detracted from relative performance over the period. The stock had performed well until the company acquired Reebok. Investors became concerned about Adidas’ ability to revitalize the Reebok brand, which had been deteriorating for several years. When Adidas announced that the effort would require more time and money than originally thought, investors

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maintained a very cautious stance, which kept the stock price flat in an otherwise strong market. We anticipate that Adidas’ integration of Reebok will improve. We are holding the fund’s position and monitoring the company’s progress closely.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As we begin the second half of the fund’s 2007 fiscal year, our general outlook for investments in international stocks is very positive. We believe that liquidity and productivity will continue to provide a favorable tailwind that can support strong performance. In particular, we think European and Asian companies are in a position to improve shareholder value through dividends and share repurchase programs. The concept of returning cash to shareholders is taking hold in Japan, and throughout Europe, dividends and share buybacks are on the rise. In our opinion, this trend is likely to continue in 2007.

Also, we believe the U.S. economy will continue to grow at a modest rate. We do not think a recession is likely in the foreseeable future. This is important because the United States is a very large consumer of goods produced in other countries. A healthy U.S. economy supports growth in other economies. We expect the U.S. dollar to gradually weaken against other major currencies, which we think will be favorable for overall global growth.

In our view, it is likely that Japan’s central bank will assume an accommodative monetary policy that will encourage economic expansion. Europe’s central bank has indicated it would not raise short-term interest rates between now and March 2007, when it will reevaluate its policy. This was welcome news throughout Europe, after a series of rate increases. We believe these factors add up to a favorable environment that can support continued outperformance by international stocks over domestic stocks. Additionally, we believe that international stocks remain more attractively valued than domestic stocks, and that the factors that can lead to economic outperformance abroad remain in place. Our investment process remains focused on finding the best opportunities for value outside of North America.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Value investing seeks underpriced stocks, but there is no guarantee that a stock’s price will rise.

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Your fund’s performance

This section shows your fund’s performance for periods ended December 31, 2006, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 12/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/1/96)		(8/1/96)		(2/1/99)		(8/1/96)		(12/1/03)	(10/2/00)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	11.28%	10.70%	10.43%	10.43%	10.47%	10.47%	10.71%	10.36%	11.00%	11.47%

10 years	180.11	165.47	159.55	159.55	160.61	160.61	166.18	157.54	173.32	185.25
Annual average	10.85	10.26	10.01	10.01	10.05	10.05	10.29	9.92	10.58	11.05

5 years	109.05	98.00	101.24	99.24	101.26	101.26	103.59	96.93	106.60	112.20
Annual average	15.89	14.64	15.01	14.78	15.01	15.01	15.28	14.52	15.62	16.24

3 years	76.84	67.53	72.94	69.94	72.83	72.83	74.20	68.57	75.61	78.14
Annual average	20.93	18.77	20.03	19.33	20.01	20.01	20.32	19.01	20.65	21.22

1 year	27.52	20.79	26.52	21.51	26.51	25.51	26.77	22.66	27.15	27.77

6 months	15.97	9.89	15.54	10.54	15.54	14.54	15.66	11.93	15.84	16.08

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class C, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

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Comparative index returns

For periods ended 12/31/06

	S&P/Citigroup World	Lipper International
	Ex-U.S. Value Primary	Large-Cap Value Funds
	Market Index	category average*

Annual average
(life of fund)	10.20%	9.68%

10 years	158.83	142.87
Annual average	9.98	9.20

5 years	127.77	111.43
Annual average	17.90	16.00

3 years	82.67	76.45
Annual average	22.24	20.76

1 year	27.22	28.09

6 months	15.70	14.98

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 12/31/06, there were 36, 35, 33, 28, and 12 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 12/31/06

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.432		$0.298	$0.326	$0.354		$0.429	$0.467

Capital gains

Long-term	1.132		1.132	1.132	1.132		1.132	1.132

Short-term	—		—	—	—		—	—

Total	$1.564		$1.430	$1.458	$1.486		$1.561	$1.599

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV
6/30/06	$14.80	$15.62	$14.53	$14.65	$14.72	$15.21	$14.72	$14.86

12/31/06	15.59	16.45	15.35	15.46	15.53	16.05	15.48	15.64

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

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Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam International Growth and Income Fund from July 1, 2006, to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.40	$ 11.46	$ 11.46	$ 10.11	$ 8.76	$ 6.05

Ending value (after expenses)	$1,159.70	$1,155.40	$1,155.40	$1,156.60	$1,158.40	$1,160.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2006, use the calculation method below. To find the value of your investment on July 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 07/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 6.92	$ 10.71	$ 10.71	$ 9.45	$ 8.19	$ 5.65

Ending value (after expenses)	$1,018.35	$1,014.57	$1,014.57	$1,015.83	$1,017.09	$1,019.61

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.36%	2.11%	2.11%	1.86%	1.61%	1.11%

Average annualized expense
ratio for Lipper peer group*	1.36%	2.11%	2.11%	1.86%	1.61%	1.11%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

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Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons

Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam International Growth
and Income Fund	94%	62%	71%	67%	143%

Lipper International Large-Cap
Value Funds category average	59%	67%	97%	106%	127%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on June 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

17

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2006. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

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Your fund’s management

Your fund is managed by the members of the Putnam International Value Team. Pamela Holding is the Portfolio Leader and Darren Jaroch is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of December 31, 2006, and December 31, 2005.

Trustee and Putnam employee fund ownership

As of December 31, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 362,000	$100,000,000

Putnam employees	$6,058,000	$438,000,000

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Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $850,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officer of the team and the Group Chief Investment Officer of the fund’s broader investment category for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Pamela Holding and Darren Jaroch are not Portfolio Leaders or Portfolio Members of any other Putnam mutual funds, but they may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended December 31, 2006.

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Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of December 31, 2006, and December 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006							•

Chief of Operations	2005						•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	2006							•

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 12/31/05.

21

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

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Comparative indexes

JPMorgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Credit Index is an unmanaged index of investment-grade corporate bonds.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P/Citigroup World Ex-U.S. Value Primary Market Index (PMI) is an unmanaged index of mostly large- and some small-cap stocks from developed countries, excluding the United States, chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

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Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract and sub-management contract, effective July 1, 2006. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below include reference to PIL as necessary or appropriate in the context.)

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

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Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 17th percentile in management fees and in the 24th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). Because the fund's custom peer group is smaller than the fund’s broad Lipper peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will not be applied to your fund.

25

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods

26

and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper International Large-Cap Value Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

40th	39th	27th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 19, 17, and 14 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper International Large-Cap Value Funds category for the one-, five- and ten-year periods ended December 31, 2006 , were 39%, 49%, and 8%, respectively.Over the one-, five- and ten-year periods ended December 31, 2006, the fund ranked 14th out of 35, 14th out of 28, and 1st out of 12 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

27

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

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Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

29

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.) Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

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The fund’s portfolio 12/31/06 (Unaudited)

COMMON STOCKS (98.9%)*

	Shares	Value

Aerospace and Defense (0.5%)
MTU Aero Engines Holding AG (Germany)	120,453	$5,657,824

Airlines (2.6%)
British Airways PLC (United Kingdom) †	533,516	5,511,337
Cathay Pacific Airways (Hong Kong)	1,655,000	4,076,709
Qantas Airways, Ltd. (Australia)	1,398,757	5,743,244
Singapore Airlines, Ltd. (Singapore)	972,000	11,093,904
		26,425,194

Automotive (5.2%)
Bayerische Motoren Werke (BMW) AG (Germany)	229,242	13,144,296
Nissan Motor Co., Ltd. (Japan)	1,008,900	12,253,731
Peugeot SA (France)	106,183	7,010,668
Renault SA (France)	63,802	7,657,191
Suzuki Motor Corp. (Japan)	479,500	13,553,603
		53,619,489

Banking (22.8%)
Banco Bilbao Vizcaya Argentaria SA (Spain)	597,459	14,331,605
Banco Comercial Portugues SA (Portugal)	3,258,235	12,036,368
Banco Santander Central Hispano SA (Spain)	1,657,510	30,827,203
Bank of Ireland PLC (Ireland)	541,747	12,475,797
Barclays PLC (United Kingdom)	1,640,565	23,364,964
BNP Paribas SA (France)	169,248	18,377,563
Daegu Bank (South Korea)	456,470	7,783,954
DnB Holdings ASA (Norway)	848,400	12,048,044
Fortis (Belgium)	241,586	10,274,913
Hachijuni Bank, Ltd. (The) (Japan)	752,000	4,926,048
HSBC Holdings PLC (London Exchange) (United Kingdom)	1,013,025	18,463,924
National Bank of Greece SA (Greece)	172,392	7,915,228
Royal Bank of Scotland Group PLC (United Kingdom)	764,233	29,707,427
Societe Generale (France)	113,249	19,154,402
Swedbank AB (Sweden)	357,300	12,941,468
		234,628,908

Basic Materials (1.2%)
Anglo American PLC (United Kingdom)	251,892	12,282,140

Chemicals (2.6%)
Asahi Kasei Corp. (Japan)	2,127,000	13,940,217
BASF AG (Germany)	134,157	13,095,222
		27,035,439

Coal (0.6%)
China Coal Energy Co. Class H (China) †	4,952,000	3,215,212
China Coal Energy Co. 144A Class H (China) †	4,336,000	2,815,259
		6,030,471

31

COMMON STOCKS (98.9%)* continued

	Shares	Value

Communications Equipment (0.9%)
Nokia OYJ (Finland)	479,153	$9,741,557

Computers (0.2%)
Wincor Nixdorf AG (Germany)	13,300	2,054,137

Conglomerates (0.8%)
Investor AB Class B (Sweden)	319,600	7,811,528

Construction (1.3%)
Lindab International AB (Sweden) †	240,600	4,580,061
Lindab International AB 144A (Sweden) †	85,650	1,630,433
Skanska AB Class B (Sweden)	345,155	6,770,577
		12,981,071

Consumer (1.5%)
Matsushita Electric Industrial Co., Ltd. (Japan)	787,000	15,825,316

Consumer Goods (1.5%)
Reckitt Benckiser PLC (United Kingdom)	347,458	15,878,690

Distribution (0.6%)
Canon Sales Co., Inc. (Japan)	253,000	5,755,675

Electric Utilities (4.1%)
E.On AG (Germany)	102,925	14,021,816
Enel SpA (Italy)	984,950	10,137,793
Kansai Electric Power, Inc. (Japan)	266,200	7,182,648
RWE AG (Germany)	98,200	10,809,279
		42,151,536

Electronics (3.4%)
Brother Industries, Ltd. (Japan)	639,000	8,657,945
Omron Corp. (Japan)	439,500	12,500,623
Rohm Co., Ltd. (Japan)	67,700	6,729,752
Samsung Electronics Co., Ltd. (South Korea)	10,090	6,611,777
Ulvac, Inc. (Japan)	8,800	301,536
		34,801,633

Energy (1.2%)
Aker Kvaerner ASA (Norway)	101,500	12,633,681

Engineering & Construction (1.2%)
Daito Trust Construction Co., Ltd. (Japan)	176,100	8,055,390
Shimizu Corp. (Japan)	893,000	4,469,870
		12,525,260

Financial (1.3%)
Mitsubishi UFJ Financial Group, Inc. (Japan)	459	5,709,980
ORIX Corp. (Japan)	26,100	7,571,922
		13,281,902

32

COMMON STOCKS (98.9%)* continued

	Shares	Value

Food (3.2%)
Delhaize Group (Belgium)	96,801	$8,062,264
J Sainsbury PLC (United Kingdom)	1,161,420	9,307,414
Orkla ASA (Norway)	129,750	7,349,837
Toyo Suisan Kaisha, Ltd. (Japan)	536,000	8,596,717
		33,316,232

Gaming & Lottery (1.4%)
Ladbrokes PLC (United Kingdom)	909,318	7,426,750
Sankyo Co., Ltd. (Japan)	134,700	7,464,783
		14,891,533

Health Care Services (0.5%)
Suzuken Co., Ltd. (Japan)	131,600	4,937,973

Homebuilding (0.9%)
Barratt Developments PLC (United Kingdom)	400,141	9,671,916

Insurance (4.2%)
Allianz SE (Germany)	104,899	21,438,827
ING Groep NV (Netherlands)	489,860	21,701,541
		43,140,368

Investment Banking/Brokerage (6.4%)
3i Group PLC (United Kingdom)	305,314	6,021,405
Credit Suisse Group (Switzerland)	401,464	28,008,086
Deutsche Bank AG (Germany)	156,733	20,993,534
Nomura Securities Co., Ltd. (Japan)	597,600	11,304,651
		66,327,676

Machinery (0.6%)
Hyundai Heavy Industries (South Korea)	42,540	5,748,154

Manufacturing (1.0%)
Hyundai Mipo Dockyard (South Korea)	35,370	4,536,406
IMI PLC (United Kingdom)	588,666	5,801,255
		10,337,661

Metals (4.3%)
Alcan Aluminum, Ltd. (Canada)	144,428	7,041,578
JFE Holdings, Inc. (Japan)	150,800	7,728,291
Nippon Steel Corp. (Japan)	1,580,000	9,088,807
POSCO (South Korea)	32,405	10,740,372
Voest-Alpine AG (Austria)	177,187	9,998,649
		44,597,697

Natural Gas Utilities (1.9%)
Osaka Gas Co., Ltd. (Japan)	1,809,000	6,750,549
Toho Gas Co., Ltd. (Japan)	1,305,000	6,352,286
Tokyo Gas Co., Ltd. (Japan)	1,248,000	6,637,930
		19,740,765

33

COMMON STOCKS (98.9%)* continued

	Shares	Value

Oil & Gas (7.0%)
BP PLC (United Kingdom)	3,019,291	$33,739,577
China Petroleum & Chemical Corp. (China)	10,568,000	9,788,488
Petroleo Brasileiro SA ADR (Brazil)	109,345	11,261,442
Royal Dutch Shell PLC Class B (Netherlands)	136,694	4,825,808
Saras SpA (Italy) †	1,043,170	5,565,630
Statoil ASA (Norway)	250,382	6,606,983
		71,787,928

Pharmaceuticals (2.6%)
GlaxoSmithKline PLC (United Kingdom)	197,331	5,202,109
Ono Pharmaceutical Co., Ltd. (Japan)	207,400	10,932,022
Tanabe Seiyaku Co., Ltd. (Japan)	810,000	10,588,146
		26,722,277

Photography/Imaging (1.5%)
Fuji Photo Film Cos., Ltd. (Japan)	177,500	7,324,898
Konica Corp. (Japan)	582,500	8,228,091
		15,552,989

Publishing (1.4%)
Dai Nippon Printing Co., Ltd. (Japan)	434,000	6,709,365
Schibsted ASA (Norway)	221,200	7,919,900
		14,629,265

Retail (2.1%)
Adidas-Salomon AG (Germany)	130,496	6,512,487
Lawson, Inc. (Japan)	243,100	8,706,755
Onward Kashiyama Co., Ltd. (Japan)	483,000	6,166,893
		21,386,135

Telecommunications (4.9%)
France Telecom SA (France)	315,794	8,693,837
Koninklijke (Royal) KPN NV (Netherlands)	548,467	7,772,742
SK Telecom Co., Ltd. (South Korea)	29,830	7,127,605
Telefonos de Mexico SA de CV (Telmex) (Mexico)	7,372,358	10,461,701
Vodafone Group PLC (United Kingdom)	6,045,436	16,679,759
		50,735,644

Telephone (1.5%)
Belgacom SA (Belgium)	200,848	8,824,523
Hellenic Telecommunication Organization (OTE) SA (Greece) †	213,700	6,387,581
		15,212,104

Total common stocks (cost $845,676,229)		$1,019,857,768

34

SHORT-TERM INVESTMENTS (0.8%)* (cost $7,930,905)

	Shares	Value

Putnam Prime Money Market Fund (e)	7,930,905	$ 7,930,905

TOTAL INVESTMENTS
Total investments (cost $853,607,134)		$1,027,788,673

*  Percentages indicated are based on net assets of $1,031,027,385.

†  Non-income-producing security.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

At December 31, 2006, liquid assets totaling $34,099,272 have been designated as collateral for open forward contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR after the name of a foreign holding stands for American Depository Receipts, representing ownership of foreign securities on deposit with a custodian bank.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of issue at December 31, 2006 (as a percentage of Portfolio Value):

Australia	0.6%	Japan	24.8%
Austria	1.0	Mexico	1.0
Belgium	2.6	Netherlands	3.3
Brazil	1.1	Norway	4.5
Canada	0.7	Portugal	1.2
China	1.5	Singapore	1.1
Finland	1.0	South Korea	4.1
France	5.9	Spain	4.4
Germany	10.5	Sweden	3.3
Greece	1.4	Switzerland	2.7
Hong Kong	0.4	United Kingdom	19.4
Ireland	1.2	United States	0.8

Italy	1.5	Total	100.0%

FORWARD CURRENCY CONTRACTS TO BUY at 12/31/06 (aggregate face value $161,647,437) (Unaudited)

				Unrealized
		Aggregate	Delivery	appreciation/
	Value	face value	date	(depreciation)

Australian Dollar	$45,112,159	$42,955,034	1/17/07	$ 2,157,125
British Pound	6,806,903	6,861,514	3/22/07	(54,611)
Canadian Dollar	63,713,234	66,012,157	1/17/07	(2,298,923)
Japanese Yen	9,537,509	9,703,184	2/21/07	(165,675)
Swiss Franc	35,279,073	36,115,548	3/22/07	(836,475)

Total				$(1,198,559)

FORWARD CURRENCY CONTRACTS TO SELL at 12/31/06 (aggregate face value $128,674,321) (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

British Pound	$10,455,418	$10,473,708	3/22/07	$ 18,290
Euro	15,161,990	15,337,560	3/22/07	175,570
Japanese Yen	55,184,420	56,519,228	2/21/07	1,334,808
Norwegian Krone	38,028,521	38,815,124	3/22/07	786,603
Swedish Krona	7,519,258	7,528,701	3/22/07	9,443

Total				$2,324,714

The accompanying notes are an integral part of these financial statements.

35

Statement of assets and liabilities 12/31/06 (Unaudited)

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $845,676,229)	$1,019,857,768
Affiliated issuers (identified cost $7,930,905) (Note 5)	7,930,905

Foreign currency (cost $1,090,756) (Note 1)	1,089,009

Dividends, interest and other receivables	1,834,820

Receivable for shares of the fund sold	2,293,948

Receivable for securities sold	8,724,260

Receivable for open forward currency contracts (Note 1)	4,481,839

Receivable for closed forward currency contracts (Note 1)	271,132

Foreign tax reclaim receivable	517,130

Total assets	1,047,000,811

LIABILITIES

Payable for securities purchased	2,025,066

Payable for shares of the fund repurchased	7,536,154

Payable for compensation of Manager (Note 2)	1,864,418

Payable for investor servicing and custodian fees (Note 2)	286,424

Payable for Trustee compensation and expenses (Note 2)	120,869

Payable for administrative services (Note 2)	3,733

Payable for distribution fees (Note 2)	661,479

Payable for open forward currency contracts (Note 1)	3,355,684

Payable for closed forward currency contracts (Note 1)	839

Other accrued expenses	118,760

Total liabilities	15,973,426

Net assets	$1,031,027,385

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$ 817,260,911

Distributions in excess of net investment income (Note 1)	(10,332,561)

Accumulated net realized gain on investments
and foreign currency transactions (Note 1)	48,721,117

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	175,377,918

Total — Representing net assets applicable to capital shares outstanding	$1,031,027,385

(Continued on next page)

36

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($768,717,528 divided by 49,314,336 shares)	$15.59

Offering price per class A share
(100/94.75 of $15.59)*	$16.45

Net asset value and offering price per class B share
($181,732,985 divided by 11,839,412 shares)**	$15.35

Net asset value and offering price per class C share
($42,274,277 divided by 2,734,792 shares)**	$15.46

Net asset value and redemption price per class M share
($20,456,581 divided by 1,317,032 shares)	$15.53

Offering price per class M share
(100/96.75 of $15.53)*	$16.05

Net asset value, offering price and redemption price per class R share
($1,134,389 divided by 73,293 shares)	$15.48

Net asset value, offering price and redemption price per class Y share
($16,711,625 divided by 1,068,510 shares)	$15.64

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

37

Statement of operations Six months ended 12/31/06 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $566,839)	$ 7,367,777

Interest (including interest income of $219,289
from investments in affiliated issuers) (Note 5)	234,844

Total investment income	7,602,621

EXPENSES

Compensation of Manager (Note 2)	3,564,289

Investor servicing fees (Note 2)	949,729

Custodian fees (Note 2)	549,656

Trustee compensation and expenses (Note 2)	20,755

Administrative services (Note 2)	10,511

Distribution fees — Class A (Note 2)	862,411

Distribution fees — Class B (Note 2)	888,673

Distribution fees — Class C (Note 2)	190,309

Distribution fees — Class M (Note 2)	71,376

Distribution fees — Class R (Note 2)	1,685

Other	138,230

Non-recurring costs (Notes 2 and 6)	3,217

Costs assumed by Manager (Notes 2 and 6)	(3,217)

Fees waived and reimbursed by Manager (Note 5)	(4,484)

Total expenses	7,243,140

Expense reduction (Note 2)	(118,468)

Net expenses	7,124,672

Net investment income	477,949

Net realized gain on investments (Notes 1 and 3)	63,075,044

Net realized gain on foreign currency transactions (Note 1)	5,752,734

Net unrealized depreciation of assets and liabilities
in foreign currencies during the period	(2,115,111)

Net unrealized appreciation of investments during the period	73,405,457

Net gain on investments	140,118,124

Net increase in net assets resulting from operations	$140,596,073

The accompanying notes are an integral part of these financial statements.

38

Statement of changes in net assets

INCREASE IN NET ASSETS

	Six months ended	Year ended
	12/31/06*	6/30/06

Operations:
Net investment income	$477,949	$ 11,599,271

Net realized gain on investments
and foreign currency transactions	68,827,778	144,264,045

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	71,290,346	32,714,843

Net increase in net assets resulting from operations	140,596,073	188,578,159

Distributions to shareholders: (Note 1)

From ordinary income

Net investment income

Class A	(19,300,160)	(5,989,810)

Class B	(3,298,724)	(658,270)

Class C	(814,858)	(157,376)

Class M	(426,015)	(113,041)

Class R	(27,395)	(2,805)

Class Y	(618,058)	(252,305)

From net realized long-term gain on investments

Class A	(50,573,567)	—

Class B	(12,530,723)	—

Class C	(2,829,508)	—

Class M	(1,362,287)	—

Class R	(72,286)	—

Class Y	(1,498,162)	—

Redemption fees (Note 1)	14,879	21,935

Increase (decrease) from capital share transactions (Note 4)	108,125,319	(1,706,218)

Total increase in net assets	155,384,528	179,720,269

NET ASSETS

Beginning of period	875,642,857	695,922,588

End of period (including distributions in excess of net
investment income of $10,332,561 and undistributed
net investment income of $13,674,700, respectively)	$1,031,027,385	$875,642,857

* Unaudited

The accompanying notes are an integral part of these financial statements.

39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

			Net							Total			Ratio of net
	Net asset		realized and	Total	From	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a)	investments	operations	income	investments	Distributions	fees	of period	value (%)(b)	(in thousands)	assets (%)(c)	net assets (%)	(%)

CLASS A
December 31, 2006 **	$14.80	.02(d)	2.33	2.35	(.43)	(1.13)	(1.56)	—(g)	$15.59	15.97*	$768,718	.68*(d)	.14*(d)	50.10*
June 30, 2006	11.68	.24(d,e)	3.04	3.28	(.16)	—	(.16)	—(g)	14.80	28.23	623,921	1.39(d,e)	1.76(d,e,)	94.24
June 30, 2005	10.39	.16(d,f)	1.22	1.38	(.09)	—	(.09)	—(g)	11.68	13.27	416,868	1.38(d)	1.46(d,f)	62.40
June 30, 2004	7.99	.08(d)	2.45	2.53	(.13)	—	(.13)	—(g)	10.39	31.80	313,716	1.45(d)	.89(d)	71.43
June 30, 2003	8.77	.10	(.78)	(.68)	(.10)	—	(.10)	—	7.99	(7.67)	329,904	1.41	1.33	66.54
June 30, 2002	9.39	.09	(.68)	(.59)	(.03)	—	(.03)	—	8.77	(6.25)	409,602	1.34	1.03	142.72

CLASS B
December 31, 2006 **	$14.53	(.04)(d)	2.29	2.25	(.30)	(1.13)	(1.43)	—(g)	$15.35	15.54*	$181,733	1.06*(d)	(.24)*(d)	50.10*
June 30, 2006	11.45	.10(d,e)	3.02	3.12	(.04)	—	(.04)	—(g)	14.53	27.31	178,818	2.14(d,e)	.75(d,e,)	94.24
June 30, 2005	10.21	.06(d,f)	1.20	1.26	(.02)	—	(.02)	—(g)	11.45	12.38	216,063	2.13(d)	.54(d,f)	62.40
June 30, 2004	7.85	.02(d)	2.40	2.42	(.06)	—	(.06)	—(g)	10.21	30.89	250,712	2.20(d)	.13(d)	71.43
June 30, 2003	8.62	.04	(.78)	(.74)	(.03)	—	(.03)	—	7.85	(8.51)	241,768	2.16	.56	66.54
June 30, 2002	9.26	.02	(.66)	(.64)	—	—	—	—	8.62	(6.91)	310,734	2.09	.28	142.72

CLASS C
December 31, 2006 **	$14.65	(.04)(d)	2.31	2.27	(.33)	(1.13)	(1.46)	—(g)	$15.46	15.54*	$42,274	1.06*(d)	(.24)*(d)	50.10*
June 30, 2006	11.57	.13(d,e)	3.02	3.15	(.07)	—	(.07)	—(g)	14.65	27.29	34,943	2.14(d,e)	.96(d,e,)	94.24
June 30, 2005	10.32	.08(d,f)	1.20	1.28	(.03)	—	(.03)	—(g)	11.57	12.39	26,519	2.13(d)	.67(d,f)	62.40
June 30, 2004	7.93	.01(d)	2.44	2.45	(.06)	—	(.06)	—(g)	10.32	30.89	22,267	2.20(d)	.13(d)	71.43
June 30, 2003	8.70	.05	(.78)	(.73)	(.04)	—	(.04)	—	7.93	(8.37)	24,062	2.16	.62	66.54
June 30, 2002	9.35	.03	(.68)	(.65)	—(g)	—	—	—	8.70	(6.94)	25,717	2.09	.31	142.72

CLASS M
December 31, 2006 **	$14.72	(.02)(d)	2.31	2.29	(.35)	(1.13)	(1.48)	—(g)	$15.53	15.66*	$20,457	.94*(d)	(.11)*(d)	50.10*
June 30, 2006	11.61	.16(d,e)	3.04	3.20	(.09)	—	(.09)	—(g)	14.72	27.67	17,889	1.89(d,e)	1.15(d,e,)	94.24
June 30, 2005	10.35	.09(d,f)	1.22	1.31	(.05)	—	(.05)	—(g)	11.61	12.62	15,053	1.88(d)	.85(d,f)	62.40
June 30, 2004	7.95	.03(d)	2.45	2.48	(.08)	—	(.08)	—(g)	10.35	31.22	14,486	1.95(d)	.35(d)	71.43
June 30, 2003	8.72	.06	(.78)	(.72)	(.05)	—	(.05)	—	7.95	(8.20)	17,950	1.91	.80	66.54
June 30, 2002	9.36	.04	(.67)	(.63)	(.01)	—	(.01)	—	8.72	(6.75)	24,751	1.84	.52	142.72

CLASS R
December 31, 2006 **	$14.72	—(d,g)	2.32	2.32	(.43)	(1.13)	(1.56)	—(g)	$15.48	15.84*	$1,134	.81*(d)	.02*(d)	50.10*
June 30, 2006	11.63	.26(d,e)	2.98	3.24	(.15)	—	(.15)	—(g)	14.72	28.03	433	1.64(d,e)	1.89(d,e,)	94.24
June 30, 2005	10.39	.27(d,f)	1.06	1.33	(.09)	—	(.09)	—(g)	11.63	12.83	129	1.63(d)	2.34(d,f)	62.40
June 30, 2004†	9.31	.12(d)	1.09	1.21	(.13)	—	(.13)	—(g)	10.39	13.06*	1	1.00*(d)	.59*(d)	71.43

CLASS Y
December 31, 2006 **	$14.86	.04(d)	2.34	2.38	(.47)	(1.13)	(1.60)	—(g)	$15.64	16.08*	$16,712	.56*(d)	.26*(d)	50.10*
June 30, 2006	11.71	.25(d,e)	3.09	3.34	(.19)	—	(.19)	—(g)	14.86	28.69	19,638	1.14(d,e)	1.86(d,e,)	94.24
June 30, 2005	10.42	.20(d,f)	1.20	1.40	(.11)	—	(.11)	—(g)	11.71	13.42	21,292	1.13(d)	1.79(d,f)	62.40
June 30, 2004	8.01	.13(d)	2.44	2.57	(.16)	—	(.16)	—(g)	10.42	32.29	13,307	1.20(d)	1.28(d)	71.43
June 30, 2003	8.79	.12	(.78)	(.66)	(.12)	—	(.12)	—	8.01	(7.37)	8,290	1.16	1.61	66.54
June 30, 2002	9.39	.11	(.67)	(.56)	(.04)	—	(.04)	—	8.79	(5.91)	8,111	1.09	1.43	142.72

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40 41

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 1, 2003 ( commencement of operations) to June 30, 2004.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	12/31/06	6/30/06	6/30/05	6/30/04

Class A	<0.01%	0.04%	0.05%	0.01%

Class B	<0.01	0.04	0.05	0.01

Class C	<0.01	0.04	0.05	0.01

Class M	<0.01	0.04	0.05	0.01

Class R	<0.01	0.04	0.05	0.01

Class Y	<0.01	0.04	0.05	0.01

(e) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended June 30, 2006 (Note 6).

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounts to less than $0.01 per share and 0.01% of average net assets.

(g) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

42

Notes to financial statements 12/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam International Growth and Income Fund (the “fund”), a Massachusetts business trust, is a series of Putnam Funds Trust (the “trust”) which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund invests primarily in common stocks of mid- and large-cap foreign companies that are believed to be undervalued.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase. A 1.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 6-90 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a

43

security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At December 31, 2006, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the coun-terparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net

44

realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluc-tuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $853,906,283, resulting in gross unrealized appreciation and depreciation of $183,251,445 and $9,369,055, respectively, or net unrealized appreciation of $173,882,390.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses

45

of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended December 31, 2006, Putnam Management did not waive any of its management fee from the fund.

For the period ended December 31, 2006, Putnam Management has assumed $3,217 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by theTrustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC received fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended December 31, 2006, the fund incurred $1,499,385 for these services. State Street Bank and Trust Company, will begin providing custodial functions for the fund’s assets in the subsequent period.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2006, the fund’s expenses were reduced by $118,468 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $425, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and

46

for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $109,278 and $1,969 from the sale of class A and class M shares, respectively, and received $35,191 and $826 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2006, Putnam Retail Management, acting as underwriter, received $1,031 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended December 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $486,306,497 and $468,001,398, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Capital shares

At December 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

47

CLASS A	Shares	Amount

Six months ended 12/31/06:
Shares sold	6,770,338	$ 105,543,317

Shares issued
in connection
with reinvestment
of distributions	4,291,031	66,468,085

	11,061,369	172,011,402

Shares
repurchased	(3,899,392)	(61,053,270)

Net increase	7,161,977	$ 110,958,132

Year ended 6/30/06:
Shares sold	14,387,139	$ 196,723,891

Shares issued
in connection
with reinvestment
of distributions	420,868	5,648,116

	14,808,007	202,372,007

Shares
repurchased	(8,358,408)	(112,212,694)

Net increase	6,449,599	$90,159,313

CLASS B	Shares	Amount

Six months ended 12/31/06:
Shares sold	1,151,721	$17,665,034

Shares issued
in connection
with reinvestment
of distributions	942,413	14,381,211

	2,094,134	32,046,245

Shares
repurchased	(2,558,772)	(38,602,761)

Net decrease	(464,638)	$(6,556,516)

Year ended 6/30/06:
Shares sold	2,223,566	$30,051,596

Shares issued
in connection
with reinvestment
of distributions	44,908	594,187

	2,268,474	30,645,783

Shares
repurchased	(8,834,727)	(116,870,199)

Net decrease	(6,566,253)	$ (86,224,416)

CLASS C	Shares	Amount

Six months ended 12/31/06:
Shares sold	344,164	$ 5,317,748

Shares issued
in connection
with reinvestment
of distributions	188,731	2,900,782

	532,895	8,218,530

Shares
repurchased	(183,056)	(2,792,155)

Net increase	349,839	$ 5,426,375

Year ended 6/30/06:
Shares sold	577,744	$ 7,888,246

Shares issued
in connection
with reinvestment
of distributions	9,126	121,743

	586,870	8,009,989

Shares
repurchased	(494,466)	(6,634,490)

Net increase	92,404	$ 1,375,499

CLASS M	Shares	Amount

Six months ended 12/31/06:
Shares sold	83,069	$ 1,288,870

Shares issued
in connection
with reinvestment
of distributions	112,334	1,734,445

	195,403	3,023,315

Shares
repurchased	(93,502)	(1,455,849)

Net increase	101,901	$ 1,567,466

Year ended 6/30/06:
Shares sold	176,335	$ 2,424,196

Shares issued
in connection
with reinvestment
of distributions	8,050	107,791

	184,385	2,531,987

Shares
repurchased	(265,419)	(3,569,552)

Net decrease	(81,034)	$(1,037,565)

48

CLASS R	Shares	Amount

Six months ended 12/31/06:
Shares sold	42,850	$678,991

Shares issued
in connection
with reinvestment
of distributions	6,481	99,679

	49,331	778,670

Shares
repurchased	(5,469)	(84,996)

Net increase	43,862	$693,674

Year ended 6/30/06:
Shares sold	22,016	$300,202

Shares issued
in connection
with reinvestment
of distributions	210	2,805

	22,226	303,007

Shares
repurchased	(3,893)	(50,727)

Net increase	18,333	$252,280

CLASS Y	Shares	Amount

Six months ended 12/31/06:
Shares sold	146,129	$ 2,280,547

Shares issued
in connection
with reinvestment
of distributions	135,887	2,111,682

	282,016	4,392,229

Shares
repurchased	(535,330)	(8,356,041)

Net decrease	(253,314)	$ (3,963,812)

Year ended 6/30/06:
Shares sold	389,932	$ 5,323,485

Shares issued
in connection
with reinvestment
of distributions	18,744	252,305

	408,676	5,575,790

Shares
repurchased	(904,590)	(11,807,119)

Net decrease	(495,914)	$ (6,231,329)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended December 31, 2006, management fees paid were reduced by $4,484 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $219,289 for the period ended December 31, 2006. During the period ended December 31, 2006, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $151,250,838 and $143,319,933, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (“SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds.

49

Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $106,420 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7 : New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

50

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s International group for the year ended December 31, 2006. The other Putnam mutual funds in this group are Putnam Europe Equity Fund, Putnam Global Equity Fund, Putnam International Capital Opportunities Fund, Putnam International Equity Fund, Putnam International New Opportunities Fund, Putnam VT Global Equity Fund, Putnam VT International Equity Fund, Putnam VT International Growth and Income Fund, and Putnam VT International New Opportunities Fund.

The top five firms that received brokerage commissions for trades executed for the International group are (in descending order) Credit Suisse First Boston, Goldman Sachs, Citigroup Global Markets, UBS Warburg, and Merrill Lynch. Commissions paid to these firms together represented approximately 54% of the total brokerage commissions paid for the year ended December 31, 2006.

Commissions paid to the next 10 firms together represented approximately 33% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) ABN AMRO U.S., Cazenove, Deutsche Bank Securities, Dresdner Kleinwort Wasserstein, Hong Kong Shanghai Banking Corp., JPMorgan Clearing, Lehman Brothers, Macquarie, Morgan Stanley Dean Witter, and Nomura Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

51

Putnam puts your interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

52

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Kenneth R. Leibler	Beth S. Mazor
Putnam Investment	Robert E. Patterson	Vice President
Management, LLC	George Putnam, III
One Post Office Square	W. Thomas Stephens	James P. Pappas
Boston, MA 02109	Richard B. Worley	Vice President

Investment Sub-Manager	Officers	Richard S. Robie, III
Putnam Investments Limited	George Putnam, III	Vice President
57-59 St. James’s Street	President
London, England SW1A 1LD		Francis J. McNamara, III
	Charles E. Porter	Vice President and
Marketing Services	Executive Vice President,	Chief Legal Officer
Putnam Retail Management	Principal Executive Officer,
One Post Office Square	Associate Treasurer and	Charles A. Ruys de Perez
Boston, MA 02109	Compliance Liaison	Vice President and
Chief Compliance Officer
Custodians	Jonathan S. Horwitz
Putnam Fiduciary Trust	Senior Vice President	Mark C. Trenchard
Company, State Street Bank	and Treasurer	Vice President and
and Trust Company		BSA Compliance Officer
Steven D. Krichmar
Legal Counsel	Vice President and	Judith Cohen
Ropes & Gray LLP	Principal Financial Officer	Vice President, Clerk and
Assistant Treasurer
Trustees	Janet C. Smith
John A. Hill, Chairman	Vice President, Principal	Wanda M. McManus
Jameson Adkins Baxter,	Accounting Officer and	Vice President, Senior Associate
Vice Chairman	Assistant Treasurer	Treasurer and Assistant Clerk
Charles B. Curtis
Myra R. Drucker	Susan G. Malloy	Nancy E. Florek
Charles E. Haldeman, Jr.	Vice President and	Vice President, Assistant Clerk,
Paul L. Joskow	Assistant Treasurer	Assistant Treasurer
Elizabeth T. Kennan		and Proxy Manager

This report is for the information of shareholders of Putnam International Growth and Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

| Not FDIC Insured | May Lose Value | No Bank Guarantee |
|---|---|---|

SA024 239962 2/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: February 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 07513 )

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: June 30, 2007

Date of reporting period: July 1, 2006— December 31, 2006

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam Small Cap Growth Fund

12|31|06

*Semiannual Report*

PUTNAM INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing
what’s right for investors

We have below-average expenses and stringent investor protections, and provide a wealth of information about the Putnam funds.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Small Cap Growth
Fund

12| 31| 06
Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	12
Expenses	14
Portfolio turnover	16
Risk	17
Your fund’s management	18
Terms and definitions	21
Trustee approval of management contract	23
Other information for shareholders	28
Financial statements	29
Brokerage commissions	55

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder

Although the global economy continues to move forward, it has become apparent over the past few months that certain sectors of the U.S. economy may have slowed somewhat. We consequently consider slower job growth and perhaps a rise in the unemployment rate as possible developments for 2007. On the other hand, since the Federal Reserve (the Fed) stopped raising interest rates, stock prices have moved higher, bond yields have remained relatively low, and the weaker dollar appears to be making U.S. exports more competitive. With the benefit of this financial cushion, we believe 2007 may hold the potential for a renewed economic expansion.

As you may have heard, Putnam has announced that it will be acquired by a subsidiary of Power Financial Corporation, one of Canada’s largest financial services firms. The transaction is expected to close by the middle of the year. Putnam’s team of investment and business professionals will continue to be led by Putnam President and Chief Executive Officer Ed Haldeman. Your Trustees have been actively involved through every step of the discussions, and recommend approval of the transaction by Putnam’s fund shareholders. Proxy statements soliciting your approval of new management contracts for the funds will be mailed in the coming weeks. We believe the transaction is good for investors because it will provide for stability and continuity in Putnam’s investment approach and in the management team’s focus on performance. We will also continue in our role of overseeing the Putnam funds on your behalf.

We would like to take this opportunity to announce that a new independent Trustee, Kenneth R. Leibler, has joined your fund’s Board of Trustees. Mr. Leibler has had a distinguished career as a leader in the investment management industry. He is the founding Chairman of the

Boston Options Exchange and currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston; a lead director of Ruder Finn Group, a global communications and advertising firm; and a director of Northeast Utilities.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies for the fiscal period ended December 31, 2006, and provide their outlook for the months ahead. As always, we thank you for your support of the Putnam funds.

Putnam Small Cap Growth Fund: seeking companies
with new ideas — and big futures

The saying “mighty oaks from tiny acorns grow” could be the motto of Putnam Small Cap Growth Fund. The goal of the fund’s management team is to uncover small companies that have the potential to grow and prosper, at which point the fund can sell the stock at a profit. These companies can be start-ups or several years old. What they generally have in common is the development of a product or service that fills a well-defined need in the marketplace.

Small-capitalization companies can be more nimble than more established firms. They can move quickly to develop a new product or service that captures a customer base with little or no immediate competition. Many are in the early stages of their corporate lives and, if successful, may experience significant growth.

Small-cap stocks generally react differently to economic conditions than their large-cap counterparts, so including both in your portfolio is one way to diversify your holdings. An uptick in the economy can make it easier for start-ups and smaller companies to get capital to finance their operations.

Larger, blue-chip companies are carefully tracked by Wall Street analysts. As a result, investors can readily find information about those companies’ financials and business prospects. For smaller companies, however, there are simply too many stocks and too few analysts for extensive research. This reduced level of coverage means that in-house research, such as that provided by Putnam’s equity analysts, is key to uncovering these diamonds in the rough.

Since the inception of Putnam Small Cap Growth Fund in late 1997, the portfolio management team has worked closely with Putnam’s analysts to uncover opportunities. With intensive research into a company’s financial health and future prospects, as well as industry trends, the team uses a variety of resources to identify the small-cap growth candidates that might grow into “mighty oaks.”

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to
successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by members of the team to ensure that it continues to meet their criteria, including:

Growth They examine each company’s financials, including its sales and earnings, and target those believed to offer growth potential.

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam Small Cap Growth Fund holdings have
spanned many sectors and industries over time.

Putnam Small Cap Growth Fund invests mainly in small U.S. companies believed to have the potential for strong growth. The fund targets stocks across a range of industry sectors. It may be appropriate for investors who are seeking capital appreciation potential from stocks of small companies.

Highlights

• For the six months ended December 31, 2006, Putnam Small Cap Growth Fund’s class A shares returned 3.74% without sales charges.

• The fund’s primary benchmark, the Russell 2000 Growth Index, returned 6.86% for the period. Its secondary benchmark, the Russell 2500 Growth Index, returned 6.94% .

• The average return for the fund’s Lipper category, Small-Cap Growth Funds, was 5.21% .

• Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 12.

Performance

Total return for class A shares for periods ended 12/31/06

	Average annual return		Cumulative return

	NAV	POP	NAV	POP

Life of fund (inception: 12/31/97)	16.15%	15.46%	284.83%	264.66%

5 years	6.29	5.14	35.64	28.48

3 years	10.14	8.18	33.62	26.61

1 year	5.62	0.07	5.62	0.07

6 months	—	—	3.74	–1.70

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at POP reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A 1% short-term trading fee may apply.

Report from the fund managers

The period in review

While your fund delivered a modest positive return at net asset value (NAV, or without sales charges) for the period, we regret to report that it did not perform as well as its benchmarks, the Russell 2000 Growth Index and the Russell 2500 Growth Index, or the average for its Lipper peer group, Small-Cap Growth Funds. While holdings in the financial and transportation sectors contributed favorably to returns for the period, we attribute the disappointing relative performance primarily to weakness among the fund’s health-care, capital goods, and basic materials holdings. However, it is important to note that one of the top contributors to returns during this period was also one of the greatest detractors from performance during the previous reporting period. Over longer time periods, we believe the fund’s fundamental strategy retains its potential to deliver rewarding results.

Market overview

During the six months ended December 31, 2006, the broad stock market delivered solid gains, and major stock indexes reached milestone levels. For the full calendar year, stock prices made their strongest advances since 2003, and major indexes, such as the S&P 500 and the Nasdaq Composite, posted gains for a fourth year in a row. Among the factors that contributed to this strength were falling oil prices and investors’ belief that inflation was under control, with the economy slowing but not heading for a recession.

However, looking back to July, when your fund’s semiannual reporting period began, the stock market was a bit turbulent, reflecting investors’ concerns about inflation, slower economic growth, and the outlook for interest rates. Stocks bottomed in July after some dramatic swings. In late June, the Fed had raised short-term interest rates for the 17th consecutive time, leading to worries that corporate profits and economic growth would weaken if the rate increases continued for too long. These concerns were tempered later in the period, when the Fed decided to hold short-term rates steady in August and maintained this stance through year-end. For the semiannual period, small-cap growth stocks — the focus of your fund’s portfolio — delivered gains, but did not perform as well as large-cap growth stocks or small-cap value stocks.

Strategy overview

In managing your fund’s portfolio, we use a disciplined, bottom-up stock selection process to find small companies that appear to have the potential to grow and prosper. Although top-down macroeconomic, market, and sector analysis is part of our process, it is secondary to our stock-picking focus. We use rigorous research techniques to examine the universe of small-company stocks, targeting companies that we believe have sound business models and steadily growing cash flows. We examine each company’s financials, including its sales and earnings, and target companies that we believe offer strong growth potential. Finally, we carefully consider how each stock is valued, seeking those whose valuations we find attractive relative to our assessment of the company’s long-term potential. Once we select a stock for the portfolio, it is regularly reevaluated to ensure that it continues to meet our criteria. When a stock reaches what we consider its fair value, we reduce or eliminate the fund’s position and reinvest the proceeds in securities that

Market sector performance

These indexes provide an overview of performance in different market sectors for the six months ended 12/31/06.

Equities

Russell 2000 Growth Index (small-company growth stocks)	6.86%

Russell 2500 Growth Index (growth stocks of small and midsize companies)	6.94%

Russell 2000 Value Index (small-company value stocks)	11.81%

S&P 500 Index (broad stock market)	12.74%

Bonds

Lehman Aggregate Bond Index (broad bond market)	5.09%

Lehman Government Bond Index (U.S. Treasury and agency securities)	4.41%

Citigroup World Government Bond Index (global government bonds)	3.28%

we believe have greater potential for long-term appreciation.

Your fund’s holdings

Among the top contributors to fund performance for the period was Chattem, a manufacturer of over-the-counter health-care products, toiletries, and dietary supplements. This stock, which was discussed as one of the top detractors in our last report, rebounded nicely over the six-month period. Investors responded positively to Chattem’s agreement to buy five consumer product brands from Johnson & Johnson. These products are expected to boost the company’s profits in the coming years. We believe Chattem is a fundamentally strong, well-managed company with potential for further appreciation, and we are maintaining a position in this stock.

Another highlight for the period was the stock of Zoll Medical Corporation. This company develops emergency care products, such as defibrillators that help resuscitate sudden cardiac arrest or trauma victims. In November, Zoll reported strong fourth-quarter earnings, with profits more than doubling over the previous fourth quarter. In addition to enjoying robust sales of its current products, the company focuses on developing innovative new devices. The stock of consumer finance company World Acceptance Corporation also helped boost results for the period. The company has been particularly

Comparison of top industry weightings

This chart shows how the fund’s top weightings have changed over the last six months Weightings are shown as a percentage of net assets. Holdings will vary over time.

successful with its offerings of small, short-term loans. In the retail sector of the fund’s portfolio, Guess? Inc. was a standout. Continued strong sales growth helped advance the stock price of this clothing retailer, which is known for recognizing profitable fashion trends and pricing its products well.

Among the holdings that had a negative impact on performance was managed health-care company Sierra Health Services. The company’s subscriber growth rate slowed considerably in the Las Vegas area, one of its primary markets. We eliminated this position during the period. The fund’s position in Zoran, a maker of semiconductors for audio and video equipment, also detracted from fund performance. Zoran’s stock declined after disappointing third-quarter revenues and a weak fourth-quarter forecast.

Despite positive prescription growth trends and a solid line of patented products, Salix Pharmaceuticals continued to struggle during the period. We believe this company, which develops prescription drugs to treat gastrointestinal diseases, continues to offer attractive long-term growth potential. As of the close of the period, the fund continued to hold positions in Zoran and Salix. Delays in homeland security contracts led to declines in the stock of American Science & Engineering, a maker of X-ray and inspection

Top holdings

This table shows the fund’s top holdings, and the percentage of the fund’s net assets that each represented, as of 12/31/06. The fund’s holdings will change over time.

Holding (percent of fund’s net assets)	Industry

inVentiv Health, Inc. (1.5%)	Advertising and marketing services

Salix Pharmaceuticals, Ltd. (1.3%)	Pharmaceuticals

Longs Drug Stores, Inc. (1.2%)	Retail

EZCORP, Inc. Class A (1.1%)	Retail

Pioneer Cos., Inc. (1.0%)	Chemicals

Pantry, Inc. (The) (1.0%)	Retail

Korn/Ferry International (1.0%)	Staffing

LifeCell Corp. (0.9%)	Biotechnology

ON Semiconductor Corp. (0.9%)	Technology

Itron, Inc. (0.9%)	Electronics

equipment for screening vehicles and cargo containers. We decided to sell this position in favor of investments that we found more attractive.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

As the first half of your fund’s fiscal year came to a close, investors seemed pleased with the solid returns for stocks in 2006, but remained mindful of issues such as the slowdown in the housing market. At the same time, optimism about the prospects for a “soft landing” for the economy, strong corporate profits, and relatively mild inflation still appears to be influencing investor sentiment. In addition, U.S. stock valuations have become more competitive with overseas markets, as the robust health of the U.S. corporate sector has become more apparent to investors.

As always, when we consider the outlook for your fund, we are more concerned with the long-term potential of individual companies than with short-term developments in the economy or the markets. We believe investors’ long-term goals are best served by our bottom-up approach to stock selection, which relies heavily on research and analysis. Regardless of the direction the market takes in the months ahead, we will continue to conduct intensive research in order to identify a wide array of companies with the potential to reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

Your fund’s performance

This section shows your fund’s performance for periods ended December 31, 2006, the end of the first half of its current fiscal year. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance

Total return for periods ended 12/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/31/97)		(3/18/02)		(3/18/02)		(3/18/02)		(12/1/03)	(11/3/03)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

	284.83%	264.66%	259.91%	259.91%	259.74%	259.74%	268.27%	256.37%	276.37%	287.83%
Life of fund
Annual average	16.15	15.46	15.29	15.29	15.28	15.28	15.58	15.16	15.86	16.25

5 years	35.64	28.48	30.69	28.69	30.63	30.63	32.41	28.12	34.04	36.70
Annual average	6.29	5.14	5.50	5.17	5.49	5.49	5.78	5.08	6.03	6.45

3 years	33.62	26.61	30.69	27.69	30.63	30.63	31.70	27.39	32.69	34.66
Annual average	10.14	8.18	9.33	8.49	9.32	9.32	9.61	8.40	9.89	10.43

1 year	5.62	0.07	4.85	–0.08	4.81	3.82	5.13	1.71	5.37	5.90

6 months	3.74	–1.70	3.37	–1.49	3.37	2.39	3.51	0.15	3.63	3.90

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year and is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 90 days of purchase.

Comparative index returns

For periods ended 12/31/06

	Russell 2000	Russell 2500	Lipper Small-Cap Growth
	Growth Index	Growth Index	Funds category average*

Life of fund	44.40%	75.16%	96.93%
Annual average	4.17	6.42	7.07

5 years	39.79	44.37	35.34
Annual average	6.93	7.62	5.91

3 years	34.94	39.16	29.72
Annual average	10.51	11.64	8.93

1 year	13.35	12.26	10.31

6 months	6.86	6.94	5.21

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year and life-of-fund periods ended 12/31/06, there were 578, 558, 457, 375, and 187 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 12/31/06

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	—		—	—	—		—	—

Capital gains

Long-term	$1.358		$1.358	$1.358	$1.358		$1.358	$1.358

Short-term	—		—	—	—		—	—

Total	$1.358		$1.358	$1.358	$1.358		$1.358	$1.358

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/06	$22.58	$23.83	$21.83	$21.82	$22.09	$22.83	$22.44	$22.73

12/31/06	22.08	23.30	21.22	21.21	21.52	22.24	21.91	22.27

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Small Cap Growth Fund from July 1, 2006, to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.96	$ 11.79	$ 11.79	$ 10.52	$ 9.24	$ 6.68

Ending value (after expenses)	$1,037.40	$1,033.70	$1,033.70	$1,035.10	$1,036.30	$1,039.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended December 31, 2006, use the calculation method below. To find the value of your investment on July 1, 2006, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 07/01/2006 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 7.88	$ 11.67	$ 11.67	$ 10.41	$ 9.15	$ 6.61

Ending value (after expenses)	$1,017.39	$1,013.61	$1,013.61	$1,014.87	$1,016.13	$1,018.65

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/06. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized
expense ratio	1.55%	2.30%	2.30%	2.05%	1.80%	1.30%

Average annualized expense
ratio for Lipper peer group*	1.58%	2.33%	2.33%	2.08%	1.83%	1.33%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/06. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares, other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Turnover comparisons
Percentage of holdings that change every year

	2006	2005	2004	2003	2002

Putnam Small Cap Growth Fund	112%	92%	87%	103%	135%

Lipper Small-Cap Growth
Funds category average	124%	131%	106%	142%	153%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on June 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2006 is based on information available as of 12/31/06.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar® Risk

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2006. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2007 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Small and Emerging Growth Team. Richard Weed is the Portfolio Leader and Anthony Sutton is a Portfolio Member of your fund. The Portfolio Leader and Portfolio Member coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Small and Emerging Growth Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Member have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of December 31, 2006, and December 31, 2005.

Trustee and Putnam employee fund ownership

As of December 31, 2006, all of the Trustees on the Board of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$ 370,000	$100,000,000

Putnam employees	$8,955,000	$438,000,000

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $770,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers listed in this section for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Group Chief Investment Officer of the fund’s broader investment category for his oversight responsibilities, calculated based on the fund assets he oversees taken as a percentage of the total assets he oversees. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Member

Richard Weed is also a Portfolio Leader of Putnam Discovery Growth Fund and Putnam OTC & Emerging Growth Fund, and a Portfolio Member of Putnam New Opportunities Fund.

Richard Weed and Anthony Sutton may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Member

Your fund’s Portfolio Leader and Portfolio Member did not change during the year ended December 31, 2006.

Putnam fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in all Putnam mutual funds (in dollar ranges). Information shown is as of December 31, 2006, and December 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Philippe Bibi	2006							•

Chief Technology Officer	2005							•

Joshua Brooks	2006							•

Deputy Head of Investments	2005							•

William Connolly	2006							•

Head of Retail Management	2005							•

Kevin Cronin	2006							•

Head of Investments	2005							•

Charles Haldeman, Jr.	2006							•

President and CEO	2005							•

Amrit Kanwal	2006						•

Chief Financial Officer	2005						•

Steven Krichmar	2006							•

Chief of Operations	2005						•

Francis McNamara, III	2006							•

General Counsel	2005							•

Jeffrey Peters	2006							•

Head of International Business	N/A

Richard Robie, III	2006						•

Chief Administrative Officer	2005						•

Edward Shadek	2006							•

Deputy Head of Investments	2005							•

Sandra Whiston	2006						•

Head of Institutional Management	2005						•

N/A indicates the individual was not a member of Putnam’s Executive Board as of 12/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of global investment-grade fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

Russell 2500 Growth Index is an unmanaged index of those companies in the small/mid-cap Russell 2500 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2006, the Contract Committee met four times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2006.

This approval was based on the following conclusions:

• That the fee schedule in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry —that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 52nd percentile in management fees and in the 52nd percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2005 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2007. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception. In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to implement an additional expense limitation for certain funds for the twelve months beginning January 1, 2007 equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper based on the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the Lipper custom peer group data for the period ended December 31, 2005. This additional expense limitation will be applied to your fund.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, including a study of potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis. Because many of the costs incurred by Putnam Management in managing the funds are not readily identifiable to particular funds, the Trustees observed that the methodology for allocating costs is an important factor in evaluating Putnam Management’s costs and profitability, both as to the Putnam funds in the aggregate and as to individual funds. The Trustees reviewed Putnam Management’s cost allocation methodology with the assistance of independent consultants and concluded that this methodology was reasonable and well-considered.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committee of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such under-performance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Small-Cap Growth Funds) for the one-, three- and five-year periods ended March 31, 2006 (the first percentile being the best performing funds and the 100th percentile being the worst performing funds):

One-year period	Three-year period	Five-year period

51st	13th	18th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2006, there were 538, 455, and 368 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Small-Cap Growth Funds category for the one- and five-year periods ended December 31, 2006 , were 80% and 46%, respectively. Over the one- and five-year periods ended December 31, 2006, the fund ranked 444th out of 557 and 171st out of 374 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 12/31/06 (Unaudited)

COMMON STOCKS (99.5%)*

	Shares	Value

Advertising and Marketing Services (1.9%)
aQuantive, Inc. †	86,700	$2,138,022
inVentiv Health, Inc. †	208,100	7,356,335
		9,494,357

Aerospace and Defense (3.5%)
AAR Corp. †	40,000	1,167,600
Armor Holdings, Inc. †	45,100	2,473,735
Innovative Solutions & Support, Inc. †	42,300	720,369
K&F Industries Holdings, Inc. †	128,300	2,913,693
LMI Aerospace, Inc. †	129,200	2,000,016
Orbital Sciences Corp. †	123,500	2,277,340
Teledyne Technologies, Inc. †	74,800	3,001,724
United Industrial Corp.	59,200	3,004,400
		17,558,877

Airlines (0.4%)
World Air Holdings, Inc. †	225,700	1,990,674

Automotive (1.0%)
Lamson & Sessions Co. (The) †	90,700	2,200,382
Snap-On, Inc.	53,900	2,567,796
		4,768,178

Banking (3.7%)
Capital Corporation of the West	25,100	805,459
Capitol Bancorp, Ltd.	36,300	1,677,060
Center Financial Corp.	51,500	1,234,455
City Holding Co.	27,800	1,136,742
Coastal Financial Corp.	47,400	793,950
Columbia Bancorp	25,200	666,540
Columbia Banking Systems, Inc.	44,200	1,552,304
Corus Bankshares, Inc.	86,700	2,000,169
Financial Institutions, Inc.	58,100	1,339,205
First State Bancorp.	20,900	517,275
Placer Sierra Bancshares	40,000	950,800
PremierWest Bancorp	151,675	2,420,733
Trico Bancshares	99,400	2,704,674
Western Alliance Bancorp. †	24,800	862,296
		18,661,662

Beverage (0.3%)
Jones Soda Co. †	137,500	1,691,250

Biotechnology (3.9%)
Alexion Pharmaceuticals, Inc. †	32,400	1,308,636
Digene Corp. †	71,200	3,411,904
Illumina, Inc. †	41,800	1,643,158

COMMON STOCKS (99.5%)* continued

	Shares	Value

Biotechnology continued
Invitrogen Corp. †	22,700	$1,284,593
LifeCell Corp. †	193,800	4,678,332
MannKind Corp. †	93,600	1,543,464
Medicines Co. †	80,500	2,553,460
MGI Pharma, Inc. †	113,000	2,080,330
Millennium Pharmaceuticals, Inc. †	90,200	983,180
Telik, Inc. †	38,200	169,226
		19,656,283

Broadcasting (0.9%)
World Wrestling Entertainment, Inc.	119,100	1,941,330
XM Satellite Radio Holdings, Inc. Class A †	178,000	2,572,100
		4,513,430

Building Materials (0.6%)
Comfort Systems USA, Inc.	102,100	1,290,544
Genlyte Group, Inc. (The) †	19,176	1,497,837
		2,788,381

Chemicals (3.0%)
Airgas, Inc.	61,400	2,487,928
Koppers Holdings, Inc.	125,700	3,276,999
NewMarket Corp.	30,300	1,789,215
Pioneer Cos., Inc. †	177,500	5,087,150
PW Eagle, Inc.	60,600	2,090,700
		14,731,992

Commercial and Consumer Services (2.6%)
Ambassadors Group, Inc.	86,000	2,610,100
Healthcare Services Group, Inc.	64,200	1,859,232
Home Solutions of America, Inc. †	278,200	1,630,252
ICT Group, Inc. †	75,500	2,385,045
Watson Wyatt Worldwide, Inc. Class A	75,500	3,408,825
Wright Express Corp. †	42,700	1,330,959
		13,224,413

Communications Equipment (1.0%)
CommScope, Inc. †	62,100	1,892,808
Comtech Telecommunications Corp. †	49,400	1,880,658
Radyne Comstream Corp. †	117,900	1,266,246
		5,039,712

Computers (3.6%)
Acme Packet, Inc. †	56,246	1,160,917
American Reprographics Co. †	69,700	2,321,707
Anixter International, Inc. †	41,500	2,253,450
ANSYS, Inc. †	28,200	1,226,418
Atheros Communications †	61,800	1,317,576
Mentor Graphics Corp. †	164,200	2,960,526
RealNetworks, Inc. †	221,600	2,424,304

COMMON STOCKS (99.5%)* continued

	Shares	Value

Computers continued
Trident Microsystems, Inc. †	60,300	$1,096,254
VASCO Data Security International, Inc. †	109,700	1,299,945
Verint Systems, Inc. †	56,400	1,933,392
		17,994,489

Construction (0.3%)
Infrasourse Services, Inc. †	66,400	1,445,528

Consumer (1.1%)
Blue Nile, Inc. †	69,400	2,560,166
Tupperware Brands Corp.	131,200	2,966,432
		5,526,598

Consumer Finance (1.4%)
First Marblehead Corp. (The)	52,350	2,860,928
World Acceptance Corp. †	92,000	4,319,400
		7,180,328

Consumer Goods (1.3%)
Bare Escentuals, Inc. †	9,680	300,758
Chattem, Inc. †	85,400	4,276,832
Prestige Brands Holdings, Inc. †	158,453	2,063,058
		6,640,648

Consumer Services (0.4%)
Interline Brands, Inc. †	94,300	2,118,921

Distribution (0.5%)
LKQ Corp. †	61,800	1,420,782
MWI Veterinary Supply, Inc. †	28,192	910,602
		2,331,384

Electric Utilities (0.3%)
Pike Electric Corp. †	98,217	1,603,884

Electrical Equipment (0.5%)
WESCO International, Inc. †	40,800	2,399,448

Electronics (5.0%)
Ansoft Corp. †	47,600	1,323,280
Axsys Technologies, Inc. †	71,700	1,259,769
Benchmark Electronics, Inc. †	60,000	1,461,600
Cypress Semiconductor Corp. †	120,900	2,039,583
General Cable Corp. †	42,400	1,853,304
Greatbatch, Inc. †	79,500	2,140,140
IPG Photonics Corp. †	8,780	210,720
Itron, Inc. †	84,800	4,396,032
Komag, Inc. †	48,100	1,822,028
RF Micro Devices, Inc. †	460,000	3,123,400
Silicon Image, Inc. †	192,100	2,443,512

COMMON STOCKS (99.5%)* continued

	Shares	Value

Electronics continued
Supertex, Inc. †	28,500	$1,118,625
Zoran Corp. †	123,316	1,797,947
		24,989,940

Energy (4.4%)
Basic Energy Services, Inc. †	76,200	1,878,330
Core Laboratories NV (Netherlands) †	11,300	915,300
Grey Wolf, Inc. †	383,900	2,633,554
Hercules Offshore, Inc. †	63,600	1,838,040
Input/Output, Inc. †	201,600	2,747,808
Matrix Service Co. †	126,600	2,038,260
NATCO Group, Inc. †	67,900	2,164,652
Oceaneering International, Inc. †	26,000	1,032,200
Pride International, Inc. †	74,600	2,238,746
Superior Energy Services †	66,700	2,179,756
Tidewater, Inc.	48,400	2,340,624
		22,007,270

Energy (Other) (0.2%)
First Solar, Inc. †	14,030	418,094
Solarfun Power Holdings Co., Ltd. ADR (China) †	32,200	376,418
		794,512

Engineering & Construction (0.4%)
EMCOR Group, Inc. †	33,900	1,927,215

Entertainment (0.6%)
Macrovision Corp. †	102,600	2,899,476

Food (0.2%)
Hain Celesial Group, Inc. †	35,800	1,117,318

Forest Products and Packaging (0.8%)
Graphic Packaging Corp. †	318,100	1,377,373
Silgan Holdings, Inc.	56,700	2,490,264
		3,867,637

Health Care Services (4.8%)
AMN Healthcare Services, Inc. †	83,300	2,294,082
Apria Healthcare Group, Inc. †	86,700	2,310,555
Bioenvision, Inc. †	331,100	1,536,304
Corvel Corp. †	55,600	2,644,892
Genesis HealthCare Corp. †	20,600	972,938
HealthExtras, Inc. †	39,700	956,770
LHC Group, Inc. †	50,000	1,425,500
Magellan Health Services, Inc. †	57,300	2,476,506
Psychiatric Solutions, Inc. †	59,400	2,228,688
United Therapeutics Corp. †	76,200	4,142,994
WellCare Health Plans, Inc. †	40,400	2,783,560
		23,772,789

COMMON STOCKS (99.5%)* continued

	Shares	Value

Household Furniture and Appliances (0.2%)
Conn’s, Inc. †	45,700	$1,063,439

Insurance (1.9%)
FBL Financial Group, Inc. Class A	11,452	447,544
Market Corp. †	4,100	1,968,410
Philadelphia Consolidated Holding Corp. †	66,000	2,940,960
Safety Insurance Group, Inc.	51,500	2,611,565
Tower Group, Inc.	51,900	1,612,533
		9,581,012

Investment Banking/Brokerage (2.5%)
Calamos Asset Management, Inc. Class A	47,000	1,261,010
Evercore Partners, Inc. Class A †	34,515	1,271,878
GFI Group, Inc. †	56,319	3,506,421
Greenhill & Co., Inc.	37,770	2,787,426
KBW, Inc. †	6,670	196,031
Penson Worldwide, Inc. †	52,400	1,436,284
SWS Group, Inc.	57,600	2,056,320
		12,515,370

Machinery (1.5%)
Applied Industrial Technologies, Inc.	58,050	1,527,296
Bucyrus International, Inc. Class A	23,300	1,206,008
Terex Corp. †	33,200	2,144,056
Wabtec Corp.	90,900	2,761,542
		7,638,902

Manufacturing (0.7%)
Knoll, Inc.	50,600	1,113,200
Tredegar Corp.	96,500	2,181,865
		3,295,065

Medical Technology (6.6%)
Adeza Biomedical Corp. †	71,800	1,070,538
Atherogenics, Inc. †	136,300	1,350,733
DENTSPLY International, Inc.	77,000	2,298,450
DJ Orthopedics, Inc. †	30,000	1,284,600
Edwards Lifesciences Corp. †	65,500	3,081,120
Hologic, Inc. †	72,713	3,437,871
Immucor, Inc. †	59,100	1,727,493
Meridian Bioscience, Inc.	83,300	2,043,349
NxStage Medical, Inc. †	62,700	525,426
Palomar Medical Technologies, Inc. †	48,800	2,472,696
PSS World Medical, Inc. †	160,000	3,124,800
Techne Corp. †	34,700	1,924,115
Vital Signs, Inc.	29,700	1,482,624
Volcano Corp. †	58,460	958,159
West Pharmaceutical Services, Inc.	65,200	3,340,196
Zoll Medical Corp. †	45,100	2,626,624
		32,748,794

COMMON STOCKS (99.5%)* continued

	Shares	Value

Metals (0.9%)
Claymont Steel Holdings, Inc. †	12,220	$224,726
Quanex Corp.	59,400	2,054,646
RBC Bearings, Inc. †	43,900	1,258,174
Steel Technologies, Inc.	58,700	1,030,185
		4,567,731

Office Equipment & Supplies (0.5%)
Global Imaging Systems, Inc. †	112,500	2,469,375

Oil & Gas (2.5%)
Alon USA Energy, Inc.	67,400	1,773,294
Exploration Company of Delaware, Inc. (The) †	152,100	2,029,014
Frontier Oil Corp.	124,200	3,569,508
Pioneer Drilling Co. †	158,700	2,107,536
Tesoro Corp.	32,000	2,104,640
Todco Class A †	30,900	1,055,853
		12,639,845

Pharmaceuticals (2.5%)
Alkermes, Inc. †	47,900	640,423
Cephalon, Inc. †	31,300	2,203,833
Labopharm, Inc. (Canada) †	83,900	492,493
Mylan Laboratories, Inc.	87,600	1,748,496
Salix Pharmaceuticals, Ltd. †	526,561	6,408,247
Santarus, Inc. †	151,500	1,186,245
		12,679,737

Publishing (0.1%)
GateHouse Media, Inc.	21,500	399,040

Real Estate (0.5%)
LaSalle Hotel Properties (R)	54,800	2,512,580

Restaurants (3.0%)
Buffalo Wild Wings, Inc. †	28,800	1,532,160
Domino’s Pizza, Inc.	142,300	3,984,400
McCormick & Schmick’s Seafood Restaurants, Inc. †	120,000	2,884,800
Morton’s Restaurant Group, Inc. †	133,860	2,228,769
Papa John’s International, Inc. †	65,900	1,911,759
Sonic Corp. †	93,900	2,248,905
		14,790,793

Retail (8.7%)
Big Lots, Inc. †	135,900	3,114,828
Brown Shoe Co., Inc.	68,100	3,251,094
Cash America International, Inc.	61,500	2,884,350
Dick’s Sporting Goods, Inc. †	52,800	2,586,672
Dress Barn, Inc. †	91,700	2,139,361
EZCORP, Inc. Class A †	322,800	5,245,500

COMMON STOCKS (99.5%)* continued

	Shares	Value

Retail continued
Guess ?, Inc. †	41,700	$2,645,031
Iconix Brand Group, Inc. †	74,200	1,438,738
Longs Drug Stores, Inc.	136,100	5,767,918
Pantry, Inc. (The) †	105,800	4,955,672
Priceline.com, Inc. †	63,400	2,764,874
Tuesday Morning Corp.	113,700	1,768,035
Under Armour, Inc. Class A †	27,600	1,392,420
Wolverine World Wide, Inc.	83,300	2,375,716
Zumiez, Inc. †	20,600	608,524
		42,938,733

Schools (0.4%)
Bright Horizons Family Solutions, Inc. †	55,099	2,130,127

Semiconductor (2.5%)
Advanced Energy Industries, Inc. †	61,200	1,154,844
AMIS Holdings, Inc. †	187,500	1,981,875
Cymer, Inc. †	20,000	879,000
Lam Research Corp. †	53,800	2,723,356
Micrel, Inc. †	349,200	3,764,376
Standard Microsystems Corp. †	69,300	1,939,014
		12,442,465

Shipping (0.2%)
Kirby Corp. †	35,800	1,221,854

Software (3.1%)
Blackboard, Inc. †	55,100	1,655,204
Epicor Software Corp. †	136,200	1,840,062
Interwoven, Inc. †	146,400	2,147,688
Mantech International Corp. Class A †	52,400	1,929,892
MicroStrategy, Inc. †	32,600	3,716,726
Sybase, Inc. †	97,400	2,405,780
WebEx Communications, Inc. †	53,300	1,859,637
		15,554,989

Staffing (1.0%)
Korn/Ferry International †	211,400	4,853,744

Technology (0.9%)
ON Semiconductor Corp. †	604,900	4,579,093

Technology Services (3.9%)
Acxiom Corp.	103,500	2,654,775
CSG Systems International, Inc. †	97,800	2,614,194
Cybersource Corp. †	110,000	1,212,200
IHS, Inc. Class A †	65,200	2,574,096
Infocrossing, Inc. †	189,800	3,093,740

COMMON STOCKS (99.5%)* continued

	Shares	Value

Technology Services continued
Internap Network Services Corp. †	108,900	$2,163,843
Sykes Enterprises, Inc. †	159,400	2,811,816
Trizetto Group †	130,300	2,393,611
		19,518,275

Telecommunications (2.4%)
Brightpoint, Inc. †	93,000	1,250,850
j2 Global Communications, Inc. †	61,200	1,667,700
Lightbridge, Inc. †	138,200	1,871,228
Nice Systems, Ltd. ADR (Israel) †	68,800	2,117,664
SAVVIS, Inc. †	85,100	3,038,921
UTStarcom, Inc. †	245,800	2,150,750
		12,097,113

Telephone (0.5%)
Telephone and Data Systems, Inc.	47,100	2,558,943

Textiles (1.6%)
Gymboree Corp. (The) †	54,800	2,091,168
Maidenform Brands, Inc. †	131,200	2,377,344
Oxford Industries, Inc.	37,900	1,881,735
True Religion Apparel, Inc. †	97,300	1,489,663
		7,839,910

Transportation (0.8%)
Hornbeck Offshore Services, Inc. †	105,500	3,766,350

Transportation Services (1.1%)
Dynamex, Inc. †	59,000	1,378,240
HUB Group, Inc. Class A †	153,800	4,237,190
		5,615,430

Trucks & Parts (0.4%)
Spartan Motors, Inc.	116,100	1,762,398

Total common stocks (cost $433,825,875)		$496,517,701

PURCHASED OPTIONS OUTSTANDING (—%)* (cost $88,270)

	Expiration date/	Contract
	strike price	amount	Value

WESCO International, Inc.	Jan-07/$65.00	$12,240	$3,427

SHORT-TERM INVESTMENTS (0.6%)* (cost $2,985,792)

	Shares	Value

Putnam Prime Money Market Fund (e)	2,985,792	$2,985,792

TOTAL INVESTMENTS
Total investments (cost $436,899,937)		$499,506,920

* Percentages indicated are based on net assets of $499,252,238.

† Non-income-producing security.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(R) Real Estate Investment Trust.

At December 31, 2006, liquid assets totaling $1,713,600 have been designated as collateral for open options.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

WRITTEN OPTIONS OUTSTANDING at 12/31/06 (premiums received $107,413) (Unaudited)

	Contract	Expiration date/
	amount	strike price	Value

WESCO International, Inc. (Call)	$24,480	Jan-07/$70.00	$3,623

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 12/31/06 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $433,914,145)	$496,521,128
Affiliated issuers (identified cost $2,985,792) (Note 5)	2,985,792

Cash	178,466

Dividends, interest and other receivables	219,612

Receivable for shares of the fund sold	1,198,777

Receivable for securities sold	1,511,980

Total assets	502,615,755

LIABILITIES

Payable for securities purchased	554,285

Payable for shares of the fund repurchased	1,040,029

Payable for compensation of Manager (Notes 2 and 5)	1,143,081

Payable for investor servicing and custodian fees (Note 2)	142,708

Payable for Trustee compensation and expenses (Note 2)	40,952

Payable for administrative services (Note 2)	2,950

Payable for distribution fees (Note 2)	321,123

Written options outstanding, at value (premiums received $107,413) (Notes 1 and 3)	3,623

Other accrued expenses	114,766

Total liabilities	3,363,517

Net assets	$499,252,238

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$431,297,665

Accumulated net investment loss (Note 1)	(2,850,645)

Accumulated net realized gain on investments (Note 1)	8,094,445

Net unrealized appreciation of investments	62,710,773

Total — Representing net assets applicable to capital shares outstanding	$499,252,238

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($369,951,091 divided by 16,755,211 shares)	$22.08

Offering price per class A share
(100/94.75 of $22.08)*	$23.30

Net asset value and offering price per class B share
($59,191,102 divided by 2,789,844 shares)**	$21.22

Net asset value and offering price per class C share
($20,995,004 divided by 989,704 shares)**	$21.21

Net asset value and redemption price per class M share
($5,284,452 divided by 245,577 shares)	$21.52

Offering price per class M share
(100/96.75 of $21.52)*	$22.24

Net asset value, offering price and redemption price per class R share
($11,041,457 divided by 503,982 shares)	$21.91

Net asset value, offering price and redemption price per class Y share
($32,789,132 divided by 1,472,177 shares)	$22.27

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 12/31/06 (Unaudited)

INVESTMENT INCOME

Dividends	$ 1,111,491

Interest (including interest income of $125,878
from investments in affiliated issuers) (Note 5)	125,878

Total investment income	1,237,369

EXPENSES

Compensation of Manager (Note 2)	2,505,091

Investor servicing fees (Note 2)	784,972

Custodian fees (Note 2)	87,683

Trustee compensation and expenses (Note 2)	16,395

Administrative services (Note 2)	8,378

Distribution fees — Class A (Note 2)	462,395

Distribution fees — Class B (Note 2)	313,707

Distribution fees — Class C (Note 2)	104,998

Distribution fees — Class M (Note 2)	19,421

Distribution fees — Class R (Note 2)	23,840

Other	123,559

Non-recurring costs (Notes 2 and 6)	1,947

Costs assumed by Manager (Notes 2 and 6)	(1,947)

Fees waived and reimbursed by Manager (Notes 2 and 5)	(270,950)

Total expenses	4,179,489

Expense reduction (Note 2)	(44,583)

Net expenses	4,134,906

Net investment loss	(2,897,537)

Net realized gain on investments (Notes 1 and 3)	18,173,313

Net realized gain on written options (Notes 1 and 3)	89,671

Net unrealized appreciation of investments
and written options during the period	2,817,664

Net gain on investments	21,080,648

Net increase in net assets resulting from operations	$18,183,111

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

	Six months ended	Year ended
	12/31/06*	6/30/06

Operations:
Net investment loss	$ (2,897,537)	$(4,627,183)

Net realized gain on investments	18,262,984	32,424,448

Net unrealized appreciation of investments	2,817,664	3,169,726

Net increase in net assets resulting from operations	18,183,111	30,966,991

Distributions to shareholders: (Note 1)

From net realized long-term gain on investments

Class A	(21,735,446)	(14,515,104)

Class B	(3,667,576)	(4,038,889)

Class C	(1,287,760)	(917,405)

Class M	(314,221)	(268,576)

Class R	(584,203)	(318,067)

Class Y	(1,896,067)	(1,747,247)

Redemption fees (Note 1)	5,178	2,560

Increase (decrease) from capital share transactions (Note 4)	(4,302,062)	150,049,784

Total increase (decrease) in net assets	(15,599,046)	159,214,047

NET ASSETS

Beginning of period	514,851,284	355,637,237

End of period (including accumulated net investment
loss of $2,850,645 and undistributed net investment
income of $46,892, respectively)	$499,252,238	$514,851,284

* Unaudited

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

			Net						Total			Ratio of net
	Net asset		realized and	Total	From			Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net realized			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	gain on	Total	Redemption	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a,b)	investments	operations	investments	distributions	fees	of period	value (%)(c)	(in thousands)	assets (%)(a,d)	net assets (%)(a)	(%)

CLASS A
December 31, 2006**	$22.58	(.12)	.98	.86	(1.36)	(1.36)	—(e)	$22.08	3.74*	$369,951	.78*	(.52)*	50.12*
June 30, 2006	21.65	(.21)(f )	2.42	2.21	(1.28)	(1.28)	—(e)	22.58	10.17	374,810	1.54(f )	(.91)(f )	112.19
June 30, 2005	20.03	(.18)(g,h)	2.10	1.92	(.30)	(.30)	—(e)	21.65	9.61	237,324	1.55	(.90)(g,h)	92.37
June 30, 2004	15.27	(.18)	4.94	4.76	—	—	—(e)	20.03	31.17	159,769	1.55	(.99)	86.96
June 30, 2003	14.96	(.16)	.47	.31	—	—	—	15.27	2.07	57,828	1.55	(1.22)	102.76
June 30, 2002	19.46	(.19)	(4.31)	(4.50)	—	—	—	14.96	(23.12)	27,017	1.38	(1.19)	134.73

CLASS B
December 31, 2006**	$21.83	(.19)	.94	.75	(1.36)	(1.36)	—(e)	$21.22	3.37*	$59,191	1.16*	(.90)*	50.12*
June 30, 2006	21.12	(.37)(f )	2.36	1.99	(1.28)	(1.28)	—(e)	21.83	9.36	68,710	2.29(f )	(1.67)(f )	112.19
June 30, 2005	19.69	(.33)(g,h)	2.06	1.73	(.30)	(.30)	—(e)	21.12	8.81	68,758	2.30	(1.68)(g,h)	92.37
June 30, 2004	15.12	(.32)	4.89	4.57	—	—	—(e)	19.69	30.23	67,549	2.30	(1.74)	86.96
June 30, 2003	14.93	(.25)	.44	.19	—	—	—	15.12	1.27	22,474	2.30	(1.97)	102.76
June 30, 2002†	17.78	(.07)	(2.78)	(2.85)	—	—	—	14.93	(16.03)*	8,794	.66*	(.58)*	134.73

CLASS C
December 31, 2006**	$21.82	(.19)	.94	.75	(1.36)	(1.36)	—(e)	$21.21	3.37*	$20,995	1.16*	(.90)*	50.12*
June 30, 2006	21.12	(.37)(f )	2.35	1.98	(1.28)	(1.28)	—(e)	21.82	9.31	21,678	2.29(f )	(1.66)(f )	112.19
June 30, 2005	19.69	(.33)(g,h)	2.06	1.73	(.30)	(.30)	—(e)	21.12	8.81	14,148	2.30	(1.66)(g,h)	92.37
June 30, 2004	15.12	(.33)	4.90	4.57	—	—	—(e)	19.69	30.23	12,385	2.30	(1.75)	86.96
June 30, 2003	14.93	(.25)	.44	.19	—	—	—	15.12	1.27	4,399	2.30	(1.97)	102.76
June 30, 2002†	17.78	(.07)	(2.78)	(2.85)	—	—	—	14.93	(16.03)*	1,155	.66*	(.58)*	134.73

CLASS M
December 31, 2006**	$22.09	(.17)	.96	.79	(1.36)	(1.36)	—(e)	$21.52	3.51*	$5,284	1.03*	(.77)*	50.12*
June 30, 2006	21.31	(.32)(f )	2.38	2.06	(1.28)	(1.28)	—(e)	22.09	9.61	5,688	2.04(f )	(1.42)(f )	112.19
June 30, 2005	19.82	(.28)(g,h)	2.07	1.79	(.30)	(.30)	—(e)	21.31	9.05	5,108	2.05	(1.42)(g,h)	92.37
June 30, 2004	15.18	(.29)	4.93	4.64	—	—	—(e)	19.82	30.57	5,305	2.05	(1.50)	86.96
June 30, 2003	14.94	(.22)	.46	.24	—	—	—	15.18	1.61	2,083	2.05	(1.72)	102.76
June 30, 2002†	17.78	(.06)	(2.78)	(2.84)	—	—	—	14.94	(15.97)*	370	.59*	(.51)*	134.73

CLASS R
December 31, 2006**	$22.44	(.14)	.97	.83	(1.36)	(1.36)	—(e)	$21.91	3.63*	$11,041	.91*	(.65)*	50.12*
June 30, 2006	21.57	(.27)(f )	2.42	2.15	(1.28)	(1.28)	—(e)	22.44	9.92	9,500	1.79(f )	(1.17)(f )	112.19
June 30, 2005	20.01	(.21)(g,h)	2.07	1.86	(.30)	(.30)	—(e)	21.57	9.32	396	1.80	(1.03)(g,h)	92.37
June 30, 2004††	18.58	(.12)	1.55	1.43	—	—	—(e)	20.01	7.70*	19	1.05*	(.72)*	86.96

CLASS Y
December 31, 2006**	$22.73	(.09)	.99	.90	(1.36)	(1.36)	—(e)	$22.27	3.90*	$32,789	.65*	(.40)*	50.12*
June 30, 2006	21.73	(.15)(f )	2.43	2.28	(1.28)	(1.28)	—(e)	22.73	10.46	34,466	1.29(f )	(.67)(f )	112.19
June 30, 2005	20.06	(.13)(g,h)	2.10	1.97	(.30)	(.30)	—(e)	21.73	9.85	29,903	1.30	(.65)(g,h)	92.37
June 30, 2004‡	18.41	(.09)	1.74	1.65	—	—	—(e)	20.06	8.96*	14,355	.86*	(.49)*	86.96

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44 45

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period March 18, 2002 (commencement of operations) to June 30, 2002.

†† For the period December 1, 2003 (commencement of operations) to June 30, 2004.

‡ For the period November 3, 2003 (commencement of operations) to June 30, 2004.

(a) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of each class, as a percentage of its average net assets, reflect a reduction of the following amounts (Notes 2 and 5):

	12/31/06	6/30/06	6/30/05	6/30/04	6/30/03	6/30/02

Class A	0.05%	0.12%	0.15%	0.12%	0.56%	0.40%

Class B	0.05	0.12	0.15	0.12	0.56	0.24

Class C	0.05	0.12	0.15	0.12	0.56	0.24

Class M	0.05	0.12	0.15	0.12	0.56	0.24

Class R	0.05	0.12	0.15	0.09	N/A	N/A

Class Y	0.05	0.12	0.15	0.10	N/A	N/A

(b) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.01% of average net assets for the period ended June 30, 2006 (Note 6).

(g) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	<$0.01	0.01%

Class B	<0.01	0.01

Class C	<0.01	0.01

Class M	<0.01	0.01

Class R	<0.01	0.01

Class Y	<0.01	0.01

(h) Reflects a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.03	0.15%

Class B	0.03	0.13

Class C	0.03	0.14

Class M	0.03	0.13

Class R	0.05	0.26

Class Y	0.03	0.15

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 12/31/06 (Unaudited)

Note 1: Significant accounting policies

Putnam Small Cap Growth Fund (the “fund”), is a series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of small, rapidly-growing U.S. companies that Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have the potential for capital appreciation.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective October 2, 2006, a 1.00% redemption fee may apply on any shares purchased on or after such date that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Prior to October 2, 2006, a 2.00% redemption fee applied to any shares that were redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

The aggregate identified cost on a tax basis is $437,462,651, resulting in gross unrealized appreciation and depreciation of $82,952,087 and $20,907,818, respectively, or net unrealized appreciation of $62,044,269.

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 1.00% of the first $500 million of average net assets, 0.90% of the next $500 million, 0.85% of the next $500 million, 0.80% of the next $5 billion, 0.775% of the next $5 billion, 0.755% of the next $5 billion, 0.74% of the next $5 billion, and 0.73% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2007 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through June 30, 2007, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, credits from Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC, payments under the fund’s distribution plans and expense reductions in connection with investments in Putnam Prime Money Market Fund) would exceed an annual rate of 1.30% of the fund’s average net assets.

For the period ended December 31, 2006, the fund’s expenses were limited to the lower of the limits specified above and accordingly, Putnam Management waived $268,217 of its management fee from the fund.

For the period ended December 31, 2006, Putnam Management has assumed $1,947 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by PFTC. PFTC received fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended December 31, 2006, the fund incurred $872,655 for these services. State Street Bank and Trust Company will begin providing custodial functions for the fund’s assets in the subsequent period.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2006, the fund’s expenses were reduced by $44,583 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $340, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan. The fund has adopted an unfunded noncontribu-tory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended December 31,2006, Putnam Retail Management, acting as underwriter, received net commissions of $46,768 and $263 from the sale of class A and class M shares, respectively,

and received $40,442 and $1,595 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2006, Putnam Retail Management, acting as underwriter, received $903 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended December 31, 2006, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $248,966,401 and $285,442,484, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period ended December 31, 2006 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	$25,600	$ 22,305

Options opened	133,154	209,489
Options exercised	(32,984)	(23,060)
Options expired	(67,019)	(75,620)
Options closed	(34,271)	(25,701)

Written options
outstanding at
end of period	$24,480	$107,413

Note 4: Capital shares

At December 31, 2006, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount

Six months ended 12/31/06:
Shares sold	2,475,332	$ 54,369,487

Shares issued
in connection
with reinvestment
of distributions	889,531	19,827,657

	3,364,863	74,197,144

Shares
repurchased	(3,208,962)	(71,476,733)

Net increase	155,901	$ 2,720,411

Year ended 6/30/06:
Shares sold	9,193,778	$213,855,640

Shares issued
in connection
with reinvestment
of distributions	559,245	12,694,861

	9,753,023	226,550,501

Shares
repurchased	(4,116,689)	(94,682,150)

Net increase	5,636,334	$131,868,351

CLASS B	Shares	Amount
Six months ended 12/31/06:
Shares sold	165,315	$ 3,511,216

Shares issued
in connection
with reinvestment
of distributions	160,115	3,431,359

	325,430	6,942,575

Shares
repurchased	(683,435)	(14,509,279)

Net decrease	(358,005)	$ (7,566,704)

Year ended 6/30/06:
Shares sold	894,019	$ 20,184,011

Shares issued
in connection
with reinvestment
of distributions	170,330	3,752,375

	1,064,349	23,936,386

Shares
repurchased	(1,172,626)	(26,177,638)

Net decrease	(108,277)	$ (2,241,252)

CLASS C	Shares	Amount

Six months ended 12/31/06:
Shares sold	101,688	$ 2,166,690

Shares issued
in connection
with reinvestment
of distributions	45,789	981,257

	147,477	3,147,947

Shares
repurchased	(151,041)	(3,215,603)

Net decrease	(3,564)	$(67,656)

Year ended 6/30/06:
Shares sold	455,785	$10,337,592

Shares issued
in connection
with reinvestment
of distributions	35,653	785,441

	491,438	11,123,033

Shares
repurchased	(168,206)	(3,753,927)

Net increase	323,232	$7,369,106

CLASS M	Shares	Amount

Six months ended 12/31/06:
Shares sold	37,439	$811,883

Shares issued
in connection
with reinvestment
of distributions	14,303	310,801

	51,742	1,122,684

Shares
repurchased	(63,612)	(1,340,332)

Net decrease	(11,870)	$(217,648)

Year ended 6/30/06:
Shares sold	120,658	$ 2,754,962

Shares issued
in connection
with reinvestment
of distributions	11,877	264,495

	132,535	3,019,457

Shares
repurchased	(114,849)	(2,546,675)

Net increase	17,686	$472,782

CLASS R	Shares	Amount

Six months ended 12/31/06:
Shares sold	136,103	$2,979,985

Shares issued
in connection
with reinvestment
of distributions	24,624	544,685

	160,727	3,524,670

Shares
repurchased	(80,076)	(1,746,027)

Net increase	80,651	$1,778,643

Year ended 6/30/06:
Shares sold	437,290	$10,004,094

Shares issued
in connection
with reinvestment
of distributions	13,455	303,959

	450,745	10,308,053

Shares
repurchased	(45,758)	(1,039,589)

Net increase	404,987	$9,268,464

CLASS Y	Shares	Amount

Six months ended 12/31/06:
Shares sold	125,808	$2,789,044

Shares issued
in connection
with reinvestment
of distributions	84,345	1,896,067

	210,153	4,685,111

Shares
repurchased	(253,994)	(5,634,219)

Net decrease	(43,841)	$(949,108)

Year ended 6/30/06:
Shares sold	571,456	$ 13,380,274

Shares issued
in connection
with reinvestment
of distributions	76,566	1,747,247

	648,022	15,127,521

Shares
repurchased	(507,863)	(11,815,188)

Net increase	140,159	$3,312,333

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended December 31, 2006, management fees paid were reduced by $2,733 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $125,878 for the period ended December 31, 2006. During the period ended December 31, 2006, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $90,311,446 and $92,100,840, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (“SEC”) and the Massachusetts Securities Division (“MSD”) in connection with excessive short-term trading by certain former Putnam employees and, in the case of charges brought by the MSD, excessive short-term trading by participants in some Putnam-administered 401(k) plans. Putnam Management agreed to pay $193.5 million in penalties and restitution, of which $153.5 million will be distributed to certain open-end Putnam funds and their shareholders after the SEC and MSD approve a distribution plan being developed by an independent consultant. The allegations of the SEC and MSD and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits filed against Putnam Management and, in a limited number of cases, against some Putnam funds.

Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In connection with a settlement between Putnam and the fund’s Trustees in September 2006, the fund received $25,494 from Putnam to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds to Putnam for transfer agent services.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Note 7 : New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. The Interpretation will become effective for fiscal years beginning after December 15, 2006 but will also apply to tax positions reflected in the fund’s financial statements as of that date. No determination has been made whether the adoption of the Interpretation will require the fund to make any adjustments to its net assets or have any other effect on the fund’s financial statements. The effects of implementing this pronouncement, if any, will be noted in the fund’s next semiannual financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management is currently evaluating what impact the adoption of the Standard will have on the fund’s financial statements.

Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended December 31, 2006. The other Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small-and Mid-Cap group are (in descending order) Citigroup Global Markets, Goldman Sachs, Credit Suisse First Boston, Merrill Lynch, and Lehman Brothers. Commissions paid to these firms together represented approximately 38% of the total brokerage commissions paid for the year ended December 31, 2006.

Commissions paid to the next 10 firms together represented approximately 39% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, JPMorgan Clearing, Morgan Stanley Dean Witter, RBC Capital Markets, SG Cowen, UBS Warburg, and Wachovia Securities.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Putnam puts your
interests first

In January 2004, Putnam began introducing a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit www.putnam.com for details.

Cost-cutting initiatives

Reduced sales charges The maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 3.75% for most income funds (formerly 4.50%) . The maximum sales charge for class M shares has been reduced to 3.25% for equity funds (formerly 3.50%) .*

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Ongoing expenses will be limited Through calendar 2007, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

* The maximum sales charge for class A shares of Putnam Limited Duration Government Income Fund and Putnam Floating Rate Income Fund remains 3.25% .

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	George Putnam, III	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Charles A. Ruys de Perez
	Executive Vice President,	Vice President and
Marketing Services	Principal Executive Officer,	Chief Compliance Officer
Putnam Retail Management	Associate Treasurer and
One Post Office Square	Compliance Liaison	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodians	Senior Vice President
Putnam Fiduciary Trust	and Treasurer	Judith Cohen
Company, State Street Bank		Vice President, Clerk and
and Trust Company	Steven D. Krichmar	Assistant Treasurer
Vice President and
Legal Counsel	Principal Financial Officer	Wanda M. McManus
Ropes & Gray LLP		Vice President, Senior Associate
	Janet C. Smith	Treasurer and Assistant Clerk
Trustees	Vice President, Principal
John A. Hill, Chairman	Accounting Officer and	Nancy E. Florek
Jameson Adkins Baxter,	Assistant Treasurer	Vice President, Assistant Clerk,
Vice Chairman		Assistant Treasurer and
Charles B. Curtis	Susan G. Malloy	Proxy Manager
Myra R. Drucker	Vice President and
Charles E. Haldeman, Jr.	Assistant Treasurer
Paul L. Joskow
Elizabeth T. Kennan	Beth S. Mazor
Kenneth R. Leibler	Vice President
Robert E. Patterson
George Putnam, III	James P. Pappas
W. Thomas Stephens	Vice President
Richard B. Worley
Richard S. Robie, III
Vice President

This report is for the information of shareholders of Putnam Small Cap Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

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U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

| Not FDIC Insured | May Lose Value | No Bank Guarantee |
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SA076 239975 2/07

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: February 28, 2007

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2007